                                                                                               EXECUTION COPY

                                              CREDIT AGREEMENT
                                              [Frontier/2002-A]

                                                 Dated as of

                                                June 26, 2002

                                                    among

                                          FRONTIER AIRLINES, INC.,
                                                  Borrower,

                                         THE LENDERS LISTED HEREIN,

                                                     and

                                 LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE,
                              as Administrative Agent on behalf of the Lenders

                                                -------------

                                   One (1) Airbus Model A319-111 Aircraft

                                                -------------

                                            SkyBlue Capital LLC,
                                            Debt Placement Agent

                                                  TABLE OF CONTENTS

Schedule I        Notice & Account Information
Schedule II       Participation in Original Amount
Exhibit A         Form of Borrowing Notice
Exhibit B         Form of Assignment Agreement
Exhibit C         Terms of Notional Swap Transaction

                                     CREDIT AGREEMENT [Frontier/2002-A]

         THIS CREDIT AGREEMENT [Frontier/2002-A] dated as of June 26, 2002 among (i) Frontier Airlines,
Inc., a Colorado corporation (the "Borrower"), (ii) the lenders that are party hereto identified under the caption "Lenders" on the signature pages hereto or that, pursuant to Section 24(c) hereof, shall become a
"Lender" hereunder (individually, a "Lender" and, collectively, the "Lenders") and (iii) Landesbank
Schleswig-Holstein Girozentrale, a Landesbank organized under the laws of Germany, as Administrative Agent on behalf of the Lenders (the "Administrative Agent").

                                            W I T N E S S E T H:

         WHEREAS, certain terms are used herein as defined in Section 1 hereof; and

         WHEREAS, concurrently with the execution and delivery of this Agreement, the Borrower and the
Administrative Agent are entering into the Mortgage and Security Agreement [Frontier/2002-A] dated as of the date hereof (the "Mortgage") pursuant to which the Borrower agrees, among other things, to issue one or more Notes in respect of the Aircraft as evidence of the Borrower's indebtedness to the Lenders, which
Notes will be secured by the mortgage and security interest created by the Borrower in favor of the
Administrative Agent on behalf of the Lenders, and the Borrower shall execute and deliver a Mortgage
Supplement covering the Aircraft, supplementing the Mortgage.

         NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

Section 1.        Certain Definitions and Interpretive Matters.

         Except as otherwise defined in this Agreement, including its annexes, schedules and exhibits, terms used herein in capitalized form shall have the meanings attributed thereto in the Mortgage.  The rules of interpretation contained in Section 1.02 of the Mortgage shall be applicable to this Agreement.
Unless the context otherwise requires, any reference herein to any of the Operative Documents refers to such document as it may be modified, amended or supplemented from time to time in accordance with its terms and the terms of each other agreement restricting the modification, amendment or supplement thereof.

Section 2.        Loans; Borrower's Notice of Delivery Date; Closing Procedure; Alternative Structure.

(a)      Loans.  Subject to the terms and conditions of this Agreement, each Lender agrees to make a secured loan to the Borrower in respect of the Aircraft (herein called a "Loan") on a date to be designated pursuant to Section 2 hereof, on or about June 26, 2002 but in no event later than December 31, 2002 (the
"Commitment Termination Date"), in the amount in Dollars set forth opposite such Lender's name in Schedule II hereto (its "Commitment"), and to receive, as evidence of each such secured loan, Note(s) in an amount equal to its Commitment.  The aggregate amount of the Commitments for the Aircraft shall equal the Original Amount for the Aircraft. Each Loan shall bear interest and amortize in accordance with Section 2.02 of the Mortgage.
If any Lender shall default in its obligation to make the amount of its Commitment available pursuant to this
Section 2 in respect of the Aircraft, no other Lender shall have an obligation to make any portion of such amount available or to increase the amount of its commitment for the Aircraft and the obligations of the non-defaulting Lender shall remain subject to the terms and conditions set forth in this Agreement.

(b)      Notice of Delivery Dates.  The Borrower agrees to give the Lenders and the Administrative Agent at least three (3) Business Days' prior written notice of the Delivery Date for the Aircraft, which Delivery
Date shall be a Business Day not later than the Commitment Termination Date by executing and delivering a borrowing notice substantially in the form of Exhibit A hereto (the "Borrowing Notice"), which notice shall also specify (if not previously selected as provided in paragraph (e) below) the Term Option elected and any funding instructions.  The payment by each Lender of its Commitment in respect of the Aircraft in the manner required by this Section 2 shall constitute a waiver of such notice.

(c)      Closing Procedure.  Subject to the terms and conditions of this Agreement, and simultaneous with receipt by the Seller of the Original Amount for the Aircraft pursuant to this Section 2, the Borrower shall authorize the delivery and filing for record at the FAA of the Mortgage and the Mortgage Supplement.  On the
Delivery Date specified in the Borrower's notice referred to in the first paragraph of this Section 2, subject to the terms and conditions of this Agreement, each Lender agrees to pay, through the Administrative Agent, the amount of its Commitment to the Seller by wire transferring such amounts to the Seller's account at Credit
Lyonnais, 1301 Avenue of the Americas, New York, NY 10019, ABA No. * Account # *, Attention:  Mustapha
Diop, Reference Frontier MSN 1761 or to such other account as the Borrower shall direct the Administrative
Agent (on behalf of the Lenders) in writing, upon closing.

(d)      Alternative Structure.  Notwithstanding anything to the contrary in this Agreement or any other
Operative Document, the Borrower, subject to the provisions of this Section 2(d) and Section 23 hereof, may elect to finance the Aircraft on the basis of a U.S. leveraged lease financing, whereupon the Lenders'
Commitments shall be utilized for such purpose, and the Lenders' obligations to finance the Aircraft on a mortgage basis, and the Borrower's obligations to use the Lenders' Commitments to finance the Aircraft on a mortgage basis, shall be deemed discharged by such utilization.

(e)      Term Option.  The Borrower shall notify the Administrative Agent on or prior to the Delivery
Date of the Term Option for the Aircraft, which notice shall be irrevocable.

Section 3.        Fees.  (a)  The Borrower agrees to pay to the Administrative Agent (on behalf of the
Lenders), on or before the Delivery Date, an up-front fee of the percentage (the "Up-front Fee") of the
Original Amount of each Loan to be funded on the Delivery Date as separately agreed, to the account of the
Administrative Agent specified in Schedule I hereto (or such other account as the Administrative Agent may direct in writing).

(b)      The Borrower agrees to pay to the Administrative Agent (on behalf of the Lenders), after the date hereof, a commitment fee of *% (the "Commitment Fee") on the unutilized Commitments, to the account of the Administrative Agent specified in Schedule I hereto (or such other account as the Administrative Agent may direct in writing). The Commitment Fee shall accrue from and including September 26, 2002 to but excluding the earlier of (x) the Delivery Date and (y) the Commitment Termination Date.  The Commitment Fee shall be payable on the earlier dates contemplated by clauses (x) and (y) of the preceding sentence.  The Commitment
Fee shall be calculated on the basis of a year of 360 days and actual number of days elapsed.  Promptly following receipt by the Administrative Agent of the Commitment Fee in respect of any period, the
Administrative Agent shall distribute the same to each Lender, pro rata based on such Lender's unutilized
Commitments.

Section 4.        Conditions.  (a)  Conditions Precedent to the Effectiveness of the Commitment.
It is agreed that the Commitment of the Lenders is subject to the satisfaction prior to or on the Delivery Date of the following conditions precedent:

(i)      The following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto, shall each be satisfactory in form and substance to the Administrative
         Agent and each Lender and shall be in full force and effect and executed counterparts shall have been delivered to the Lenders and the Administrative Agent or their respective counsel:

(A)      the Mortgage; and

(B)      a copy of that portion of the Purchase Agreement and Engine Agreement certified by the Secretary or an Assistant Secretary of the Borrower as being a true and accurate copy of the same that relates to the Assigned Warranties and the related obligations of the Borrower or a successor in interest to the Borrower which has the right to exercise any such warranty.

(ii)     Each Lender and the Administrative Agent shall have received the following, in each case in form and substance satisfactory to each of them:

(A)      a certified copy of the Articles of Incorporation and Bylaws of the Borrower and a copy of resolutions of the board of directors of the Borrower or the executive committee thereof, certified by the Secretary or an Assistant Secretary of the Borrower, duly authorizing the execution, delivery and performance by the Borrower of this Agreement, the Mortgage and each other document required to be executed and delivered by the Borrower on the Delivery Date in accordance with the provisions hereof and thereof; and

(B)      a certificate of the Borrower as to the Person or Persons authorized to execute and deliver this
                  Agreement, the other Operative Documents, and any other documents to be executed on behalf of the Borrower in connection with the transactions contemplated hereby and as to the signature of such person or persons.

(iii)    Each Lender and the Administrative Agent shall have received an opinion addressed to such Lender and the Administrative Agent from each of: (A) David Sislowski, Esq., General Counsel for the Borrower
         and (B) Curtis Mallet-Prevost, Colt & Mosle LLP, special counsel to the Borrower, each in form and substance reasonably satisfactory to the addressees thereof.

(b)      Conditions Precedent to each Lender's Commitment to Lend on the Delivery Date.  It is agreed that the respective obligations of each Lender to lend its Commitment to the Borrower in respect of the Aircraft is subject to the satisfaction prior to or on the Delivery Date of the following conditions precedent:

(i)      Each Lender and the Administrative Agent shall have received from the Borrower a duly executed
         Borrowing Notice with respect to the Delivery Date pursuant to Section 2 hereof.

(ii)     No change shall have occurred after the date of the execution and delivery of this Agreement in applicable law or regulations thereunder or interpretations thereof by appropriate regulatory authorities which, in the reasonable opinion of each Lender would make it a violation of law or regulations for such Lender to make its Commitment for the Aircraft available to fund the applicable
         Loan or to realize the benefits of the security afforded by the Mortgage in respect thereof.

(iii)    On the Delivery Date, the Aircraft will have been duly certified by the FAA as to type and airworthiness, will have been insured by the Borrower in accordance with the terms of the Mortgage, will have suffered no Event of Loss (or event which, with the passage of time would constitute an Event of Loss) and will be in the condition and state of repair required under the terms of the Mortgage.

(iv)     The following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto, shall each be satisfactory in form and substance to the Lenders and the Administrative
         Agent and shall be in full force and effect and executed counterparts shall have been delivered to the
         Lenders and the Administrative Agent or their respective counsel, provided that only each Lender shall receive an executed original of its respective Note(s):

(A)      the Mortgage Supplement covering the Aircraft and dated the Delivery Date;  Schedule 1 to such Mortgage
                  Supplement shall be completed as provided in Section 2.02(c) of the Mortgage;

(B)      the Note(s) in an aggregate principal amount equal to the Original Amount reflecting the Term Option selected by the Borrower;

(C)      the Consent and Agreement and the Engine Consent and Agreement, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent; and

(D)      the Warranty Bill of Sale and FAA Bill of Sale for the Aircraft.

(v)      The Borrower shall have authorized the filing by the Administrative Agent of Uniform Commercial Code
         financing statement or statements covering all the security interests created by or pursuant to the granting clause of the Mortgage that are not covered by the recording system established by the Federal
         Aviation Act, and such financing statement or statements shall have been duly filed in all places deemed necessary or advisable in the opinion of counsel for the Lenders, and any additional Uniform
         Commercial Code financing statements deemed advisable by the Lenders shall have been duly filed and all other action shall have been taken as is deemed necessary or advisable, in the opinion of counsel for the Lenders, to establish and perfect the Administrative Agent's security interest in the Aircraft.

(vi)     All appropriate action required to have been taken by the Federal Aviation Administration, or any governmental or political agency, subdivision or instrumentality of the United States, on or prior to the Delivery Date in connection with the transaction contemplated by this Agreement shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect on the Delivery Date in connection with the transaction contemplated by this
         Agreement shall have been issued, and all such orders, permits, waivers, authorizations, exemptions and approvals shall be in full force and effect on the Delivery Date.

(vii)    On the Delivery Date the following statements shall be true, and the Lenders shall have received evidence satisfactory to it to the effect that:

(A)      the Borrower has good title to the Aircraft, free and clear of Liens other than (subject to filing and recording of the FAA Bill of Sale with the Federal Aviation Administration if the Borrower does not already own the Aircraft) the mortgage and security interests created by the Mortgage and the Mortgage Supplement;

(B)      the Mortgage, the FAA Bill of Sale and the Mortgage Supplement have been duly filed with the FAA for recordation (or are in the process of being so filed for recordation) and there exist no Liens of record on the Aircraft prior to the Lien of the Mortgage;

(C)      the Aircraft has been duly certified as to type and airworthiness by the FAA, and the Borrower has authority to operate the Aircraft (and the Lenders shall have received a copy of the airworthiness certificate for the Aircraft); and

(D)      the Administrative Agent is entitled to the protection of Section 1110 of the United States Bankruptcy
                  Code in connection with its right to take possession of the Aircraft in the event of a case under Chapter 11 of the United States Bankruptcy Code in which the Borrower is a debtor.

(viii)   On the Delivery Date, the representations and warranties of the Borrower contained in Section 7(a) of this Agreement shall be true and accurate as though made on and as of each such date except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be true and accurate on and as of such earlier date), including the representation and warranty that there had not occurred any event which constitutes a Default or an Event of Default which is presently continuing.

(ix)     Each Lender and the Administrative Agent shall have received an opinion addressed to such Lender and the Administrative Agent from each of:  (A) David Sislowski, Esq., General Counsel for the Borrower
         and (B) Curtis Mallet-Prevost, Colt & Mosle LLP, special counsel to the Borrower, each in form and substance reasonably satisfactory to the addressees thereof.

(x)      Each Lender and the Administrative Agent shall have received an opinion addressed to such Lender and the Administrative Agent and the Borrower from Daugherty, Fowler, Peregrin & Haught, FAA counsel in
         Oklahoma City, Oklahoma, in form and substance reasonably satisfactory to the addressees thereof.

(xi)     The Administrative Agent and each Lender shall have received an opinion addressed to the Administrative
         Agent and each Lender from in-house counsel to Seller, in respect of the Bills of Sale for the Aircraft delivered on the Delivery Date, in form and substance reasonably satisfactory to the addressees thereof.

(xii)    Each Lender and the Administrative Agent shall have received a certificate signed by the President, a
         Vice President, the Chief Financial Officer or the Treasurer of the Borrower, dated the Delivery Date, addressed to each Lender and the Administrative Agent and certifying as to the matters stated in paragraphs (viii) and (xiv) of this Section 4(b).

(xiii)   Each Lender and the Administrative Agent shall have received an independent insurance brokers' report and certificate(s) of insurance, in form and substance reasonably satisfactory to each Lender and the
         Administrative Agent as to the due compliance with the terms of Article VI of the Mortgage relating to insurance with respect to the Aircraft.

(xiv)    On the Delivery Date it shall be true that no Event of Loss (or event which with the passage of time would become an Event of Loss) with respect to the Aircraft (or the Airframe) or any Engine has occurred.

(xv)     No action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Delivery Date to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transaction contemplated hereby.

(xvi)    The Administrative Agent shall have received the Up-front Fee pursuant to Section 3(a) and, if applicable, any Commitment Fee pursuant to Section 3(b) that is due and payable.

(xvii)   The Lenders shall have received from the Borrower the statement of financial position and statement of earnings and cash flow for the Borrower for the fiscal quarter most recently ended at least 60 days prior to the Delivery Date, and since the date of such statement of financial position and statement of earnings and cash flow, there shall have occurred no materially adverse change in the financial condition or operations of the Borrower which would affect the Borrower's ability to perform its obligations hereunder or under any of the Operative Documents.

(xviii)  No material disruption shall have occurred in the London interbank market that may have an adverse effect upon the Lenders.

(xix)    Each other Lender shall have made available the amount of its Commitment for the Aircraft in accordance with Section 2(a) hereof.

Promptly upon the recording of the Mortgage and the Mortgage Supplement covering the Aircraft pursuant to the Federal Aviation Act, the Borrower will cause Daugherty, Fowler, Peregrin & Haught, FAA counsel in
Oklahoma City, Oklahoma, to deliver to the Lenders, the Administrative Agent and the Borrower an opinion as to the due and valid registration of the Aircraft in the name of the Borrower, the due recording of the
Mortgage and the Mortgage Supplement and the lack of filing of any intervening documents with respect to the Aircraft.  Promptly following the Delivery Date, the Borrower shall cause a huissier to serve a copy of a notice delivered on the Delivery Date on the Manufacturer and the Seller in accordance with Article 1690 of the French Civil Code.

Section 5.        Closing Procedure.  Following the Borrower's notice of the Delivery Date as provided in Section 2 hereof, the parties will pre-position the executed Mortgage and Mortgage Supplement with FAA counsel in Oklahoma City, Oklahoma, together with the FAA Bill of Sale for the Aircraft and the application for registration of the Aircraft in the name of the Borrower.  On the Delivery Date and in sufficient time to permit the closing to occur during business hours of the FAA in Oklahoma City, Oklahoma, each Lender will wire transfer, through the Administrative Agent, its Commitment to the Seller.  On the Delivery Date, by conference telephone call among the Seller, the Borrower, the Lenders (and/or their counsel acting on their behalf), the
Administrative Agent and FAA counsel, the Seller will authorize the filing of the FAA Bill of Sale for the
Aircraft and the Borrower will authorize the filing of the Mortgage and the Mortgage Supplement upon receipt by the Seller of the Original Amount of the Loan for the Aircraft.  The irrevocable authorization to FAA counsel to date the FAA Bill of Sale and the Mortgage Supplement and file the FAA Bill of Sale and the Mortgage and Mortgage Supplement will occur prior to the transfer of the Original Amount of the Loan for the Aircraft to the Seller, but the filing will not occur until the Seller's receipt of the purchase price for the Aircraft.  The Note(s) will be delivered to the Lenders, as applicable, and legal opinions will be delivered to all parties immediately following the filing of the FAA Bill of Sale and the Mortgage and Mortgage Supplement at the FAA.

Section 6.        Extent of Interest of Lenders.  No Lender shall have any further interest in, or other right with respect to, the mortgage and security interests created by the Mortgage when and if the Original Amount of and interest on all Note(s) held by such Lender and all other sums payable to such Lender hereunder, under the
Mortgage and under such Note(s) shall have been paid in full.

Section 7.        Representations and Warranties.  (a)  Borrower's Representations and Warranties.
The Borrower represents and warrants that on the date hereof and on the Delivery Date:

(i)      the Borrower is a corporation duly organized and validly existing in good standing pursuant to the laws of the State of Colorado; is duly qualified to do business as a foreign corporation in each jurisdiction in which its operations or the nature of its business requires, except where the failure to be so qualified would not have a material adverse effect on the Borrower or its business; is a U.S.
         Air Carrier; maintains its location (as such term is defined in Article 9 of the Uniform Commercial Code)
         in Colorado; and has the corporate power and authority to engage in air transport and to carry on scheduled passenger service as presently conducted, to own the Aircraft and to enter into and perform its obligations under the Operative Documents;

(ii)     the execution, delivery and performance by the Borrower of the Operative Documents will, on the Delivery
         Date, have been duly authorized by all necessary corporate action on the part of the Borrower, do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of the Borrower except such as have been duly obtained or by the Delivery Date will have been duly obtained and will on the Delivery Date be in full force and effect, and none of such Operative Documents contravenes any law, judgment, government rule, regulation or order binding on the Borrower or the articles of incorporation or bylaws of the Borrower or contravenes the provisions of, or constitutes a default under, or results in the creation of any Lien (other than Permitted Liens) upon the property of the Borrower under, any indenture, mortgage, contract or other agreement to which the Borrower is a party or by which it or its properties may be bound or affected;

(iii)    neither the execution and delivery by the Borrower of the Operative Documents nor the performance by the Borrower of its obligations thereunder requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of any Federal, state or foreign government authority or agency, except for (A) the orders, permits, waivers, exemptions, authorizations and approvals of the regulatory authorities having jurisdiction over the operation of the Aircraft by the Borrower, which orders, permits, waivers, exemptions, authorizations and approvals have been duly obtained or will on or prior to the Delivery Date be duly obtained, and will on the Delivery Date be in full force and effect, (B) any normal periodic and other reporting requirements under the Federal Aviation Act and the regulations promulgated thereunder and the applicable rules, and regulations of the FAA, in each case to the extent required to be given or obtained only after the Delivery Date, (C) any filings, registrations or applications specifically described in this Agreement, and (D) an air operator's certificate with respect to Airbus Model
         A319 aircraft, which certificate has been obtained by the Borrower;

(iv)     the Operative Documents to which the Borrower is a party delivered on or prior to the date hereof or the Delivery Date, as the case may be, each constitute legal, valid and binding obligations of the
         Borrower enforceable against the Borrower in accordance with the terms thereof except as such may be limited by equitable principles or applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally;

(v)      there are no pending or, to the best of Borrower's knowledge, threatened actions or proceedings before any court, arbitrator or administrative agency which individually (or in the aggregate in the case of any group of related lawsuits) is expected to have a material and adverse effect on the financial condition of the Borrower or the ability of the Borrower to perform its obligations under the Operative
         Documents;

(vi)     except for (A) the filing for recording pursuant to the Federal Aviation Act of the FAA Bill of Sale for the Aircraft (and the application for registration of the Aircraft in the name of the Borrower)
         and the Mortgage with the Mortgage Supplement for the Aircraft, (B) the filing of financing statements
         (and continuation statements at periodic intervals) with respect to the interests created by such documents under the Uniform Commercial Code of Colorado and such other states as may be specified in the opinion furnished pursuant to Section 4(b)(ix) hereof and (C) the affixation of the nameplates referenced in Section 3.04 of the Mortgage, no further action, including any filing or recording of any document (including any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction), is necessary or advisable in order to establish and perfect the first mortgage Lien on the Aircraft in favor of the Administrative Agent pursuant to the Mortgage in any applicable jurisdiction in the United States;

(vii)    there has not occurred any event which constitutes a Default or an Event of Default hereunder which is presently continuing;

(viii)   the statements of financial position of the Borrower as of March 31, 2002 and the date of the most recently concluded fiscal quarter of the Borrower for which a statement of financial position has been provided and the related statements of earnings and cash flow of the Borrower in all material respects for the year and fiscal quarter, respectively, then ended, copies of which have been furnished to the
         Lenders, fairly present the financial condition of the Borrower at such date and the results of operations and cash flow of the Borrower for the period ended on such dates, in accordance with generally accepted accounting principles consistently applied, and subject, in the case of the statements pertaining to the Borrower's most recently concluded fiscal quarter, to normal year-end adjustments, and since March 31, 2002, there has been no material and adverse change in the business or financial condition of the Borrower;

(ix)     on the Delivery Date the Borrower will have good title to the Mortgage Estate delivered on the Delivery
         Date free and clear of all Liens, except the Lien of the Mortgage, and Inchoate Liens;

(x)      neither the Borrower nor anyone acting on behalf of the Borrower has directly or indirectly offered any interest in the Notes for sale to, or solicited any offer to acquire any of the same from, anyone other than the Lenders and not more than 35 other institutions believed capable of evaluating and bearing the risks of investment in the transactions contemplated hereby;

(xi)     the Borrower has filed or caused to be filed all Federal, state, local and (to the best of Borrower's knowledge) foreign tax returns which are required to be filed and has paid or caused to be paid or provided adequate reserves for the payment of all taxes shown to be due and payable on such returns or
         (except to the extent being contested in good faith and by appropriate proceedings and for the payment of which adequate reserves have been provided in accordance with generally accepted accounting principles) on any assessment received by the Borrower, to the extent that such taxes have become due and payable, except such returns or taxes as do not materially and adversely affect the business, property or assets, operations or financial condition, of the Borrower and do not involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on the Aircraft;

(xii)    the Borrower is not (x) in default under any indenture, mortgage, lease or Credit Agreement or under any other agreement or instrument of a material nature to which the Borrower is now a party or by which it is bound, and no event has occurred and is continuing which, under the provisions of any such indenture, mortgage, Credit Agreement or other material agreement or instrument, with the lapse of time or the giving of notice, or both, would constitute a default thereunder or (y) in violation of any law, order, injunction, decree, rule or regulation applicable to the Borrower of any court or administrative body, which violation (a) would reasonably be expected to materially and adversely affect the business, operations or financial condition of the Borrower or the Borrower's ability to execute, deliver and perform its obligations under the Operative Documents or (b) would involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a
         Permitted Lien) on, any of the Mortgage Estate;

(xiii)   the Borrower has not engaged in any transaction in connection with which the Borrower could be subjected to either a material civil penalty assessed pursuant to Section 502(i) of ERISA, or a material tax imposed by Section 4975 of the Code; (w) no material liability to the Pension Benefit Guaranty Corporation
         (other than liability for premiums) has been incurred by the Borrower with respect to any Plan;
         (x) there has been no event or condition which presents a material risk of termination of any Plan by the Pension Benefit Guaranty Corporation; (y) no accumulated funding deficiency (as defined in
         Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Plan; and (z) no material amount of "withdrawal liability," as that term is used in
         Section 4201 of ERISA, has been or is expected to be incurred by the Borrower nor has the Borrower or any affiliate of the Borrower been notified by any multi-employer plan (within the meaning of
         Section 3(37)(A) of ERISA) that such multi-employer plan is in reorganization or insolvency within the meaning of Section 4241 or Section 4245 of ERISA or that such multi-employer plan intends to terminate or has been terminated under Section 4041A of ERISA (for purposes of this subclause (z), the term "affiliate" shall mean any corporation or person which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or is under common control (within the meaning of Section 414(c) of the Code) with the Borrower);

(xiv)    neither the Borrower nor any Plan nor any trust created thereunder has engaged in a "prohibited transaction,"
         within the meaning of Section 406 of ERISA or Section 4975 of the Code with respect to the transactions contemplated hereby which could subject the Borrower to any tax or penalty pursuant to
         Section 4975 of the Code or Section 502(i) of ERISA;

(xv)     the Borrower is not an "investment company" as defined in, or subject to regulation under, the Investment
         Company Act of 1940 and the Borrower is not a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935;

(xvi)    none of the reports, financial statements, certificates or other information furnished by or on behalf of the Borrower to the Administrative Agent or the Lenders in connection with the negotiation of this
         Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(xvii)   no part of the proceeds of any Loan hereunder will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board of Governors of the Federal
         Reserve, including Regulations U and X;

(xviii)  assuming the Lenders are acquiring their Notes in the ordinary course of their commercial banking business, none of the transactions contemplated by this Agreement will violate or result in a violation of the
         Securities Act of 1933, as amended, the securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto; and

(xix)    no United States Federal or state non-banking governmental approval of any kind is required of any Lender for its execution of or performance under this Agreement or any agreement contemplated hereby solely by reason of any fact or circumstance peculiar to: (a) the Borrower, (b) the nature of the Aircraft, or
         (c) the Borrower's proposed operation or use of the Aircraft.

(b)      Lenders' Representations and Warranties.  Each Lender severally represents and warrants to each of the other Parties hereto, as of the date hereof and as of the Delivery Date that:

(i)      it is acquiring its Notes in the ordinary course of its commercial banking business and it has no present intention of distributing or reselling any interest to be acquired by it hereunder or under any of the other Operative Documents or any part thereof in violation of the Securities Act of 1933, as amended; and

(ii)     no part of the funds to be used by it to purchase or fund, as the case may be, its Notes or its interest under any of the Operative Documents constitutes plan assets of an employee benefit plan which is subject to ERISA and/or subject to Section 4975 of the United States Internal Revenue Code of 1986, as amended.
         As used in this Section 7(b)(ii), the term "plan assets" shall have the meaning assigned to such term under ERISA and the regulations promulgated thereunder.

Section 8.        Indemnities.  (a)  General Indemnity.  Subject to the next following paragraph but without limiting any other rights that any Indemnitee may have under the other Operative Documents or applicable law, the Borrower hereby agrees to indemnify each Indemnitee on an after-tax basis against, and agrees to protect, save and keep harmless each of them from any and all Expenses imposed on, incurred by or asserted against any Indemnitee arising out of or resulting from (i) the operation, possession, use, maintenance, overhaul, testing, registration, reregistration, delivery, non-delivery, lease, nonuse, modification, alteration, or sale of the Aircraft, the Airframe or any Engine, or any engine used in connection with the Airframe or any part of any of the foregoing by the Borrower, any lessee or any other Person whatsoever, whether or not such operation, possession, use, maintenance, overhaul, testing, registration, reregistration, delivery, non-delivery, lease, nonuse, modification, alteration, or sale is in compliance with the terms of the
Mortgage, including, without limitation, claims for death, personal injury or property damage or other loss or harm to any person whatsoever and claims relating to any laws, rules or regulations pertaining to such operation, possession, use, maintenance, overhaul, testing, registration, reregistration, delivery, non-delivery, lease, non-use, modification, alteration, sale or return including environmental control, noise and pollution laws, rules or regulations; (ii) the manufacture, design, purchase, acceptance, rejection, delivery, or condition of the Aircraft, the Airframe or any Engine, any engine used in connection with the Airframe, or any part of any of the foregoing including, without limitation, latent and other defects, whether or not discoverable, or trademark or copyright infringement; (iii) any breach of or failure to perform or observe, or any other noncompliance with, any covenant or agreement to be performed, or other obligation of the Borrower under any of the Operative Documents, or the falsity of any representation or warranty of the Borrower in any of the Operative Documents; and (iv) any Event of Default
hereunder or the enforcement against the Borrower of any of the terms hereof (including, without limitation, Section 12 hereof).

                  The foregoing indemnity shall not extend to any Expense of any Indemnitee to the extent attributable to one or more of the following:  (1) acts or omissions involving the willful misconduct or gross negligence of such Indemnitee or any Person acting on behalf of such Indemnitee (other than gross negligence imputed to such Indemnitee solely by reason of its interest in the Aircraft, as finally determined by a court of competent jurisdiction); (2) any Tax, or increase in tax liability under any tax law (such matter being subject to the indemnity in Sections 8(b) and (c) hereof); (3) a failure on the part of the Administrative Agent to distribute in accordance with the Operative Documents any amounts received and distributable by it thereunder; (4) any breach of undertaking or any misrepresentation contained herein or in any other Operative Document to which such Indemnitee is a party or any agreement relating hereto or thereto by such Indemnitee and in each case not attributable directly to any breach of undertaking, any misrepresentation or any noncompliance with any of the terms hereof or of any other Operative Document or any agreement relating hereto or thereto by Borrower; (5) a Lender Lien; or (6) a violation of the
Securities Act relating to or arising out of the offer, issuance, sale or delivery by such Indemnitee (or any person who controls such Indemnitee within the meaning of Section 15 of the Securities Act) of any security based upon the credit of the Borrower.

                  If a claim is made against an Indemnitee involving one or more Expenses and such
Indemnitee has notice thereof, such Indemnitee (or its agent) shall promptly after receiving such notice give notice of such claim to the Borrower; provided that the failure to provide such notice shall not release the Borrower from any of its obligations to indemnify hereunder except to the extent that the
Borrower is prejudiced as a result of the failure to give such notice in a timely fashion, and no payment by the Borrower to an Indemnitee pursuant to this Section 8(a) shall be deemed to constitute a waiver or release of any right or remedy which the Borrower may have against such Indemnitee for any actual damages as a result of the failure by such Indemnitee to give the Borrower such notice.  The Borrower shall be entitled, at its sole cost and expense, acting through a single counsel reasonably acceptable to the respective Indemnitee, so long as the Borrower has acknowledged in writing its responsibility for such
Expense hereunder (unless such Expense is covered by the second paragraph of this Section 8(a), except that such acknowledgment does not apply if the decision of a court or arbitrator provides that the Borrower is not liable hereunder), (A) in any judicial or administrative proceeding that involves solely a claim for one or more Expenses, to assume responsibility for and control thereof, (B) in any judicial or administrative proceeding involving a claim for one or more Expenses and other claims related or unrelated to the transactions contemplated by the Operative Documents, to assume responsibility for and control of such claim for Expenses to the extent that the same may be and is severed from such other claims (and such
Indemnitee shall use its reasonable efforts to obtain such severance), and (C) in any other case, to be consulted by such Indemnitee with respect to judicial proceedings subject to the control of such Indemnitee and to be allowed, at the Borrower's sole expense, to participate therein.  The Indemnitee may participate at its own expense and with its own counsel in any judicial proceeding controlled by the Borrower pursuant to the preceding provisions.  Notwithstanding any of the foregoing, the Borrower shall not be entitled to assume responsibility for and control of any such judicial or administrative proceedings if any Event of
Default shall have occurred and be continuing, if such proceedings will involve a material risk of the sale, forfeiture or loss of the Aircraft unless the Borrower shall have posted a bond or other security reasonably satisfactory to the relevant Indemnitee with respect to such risk or if such proceedings could entail any risk of criminal liability being imposed on such Indemnitee.

                  The Indemnitee shall supply the Borrower with such information reasonably requested by the Borrower as is necessary or advisable for the Borrower to control or participate in any proceeding to the extent permitted by this Section 8(a).  Such Indemnitee shall not enter into a settlement or other compromise with respect to any Expense without the prior written consent of the Borrower, which consent shall not be unreasonably withheld or delayed, unless such Indemnitee waives its right to be indemnified with respect to such Expense under this Section 8(a).  In the case of any Expense indemnified by Borrower hereunder which is covered by a policy of insurance maintained by Borrower, each Indemnitee agrees, at
Borrower's expense, to cooperate reasonably with the insurers in the exercise of their rights to investigate, defend or compromise such loss or liability as may be reasonably required to retain the benefits of such insurance with respect to such loss or liability.

                  To the extent of any payment of any Expense pursuant to this Section 8(a), the Borrower, without any further action, shall be subrogated to any claims the Indemnitee may have relating thereto.
The Indemnitee agrees to give such further assurances or agreements and to cooperate with the Borrower to permit the Borrower to pursue such claims, if any, to the extent reasonably requested by the Borrower.

                  In the event that the Borrower shall have paid an amount to an Indemnitee pursuant to this Section 8(a), and such Indemnitee subsequently shall be reimbursed in respect of such indemnified amount from any other Person, such Indemnitee shall promptly pay the Borrower the amount of such reimbursement, including interest received attributable thereto, provided that no Special Default or Event of Default has occurred and is continuing.

                  Amounts payable under this Section 8(a) shall be payable by the Borrower within thirty days of demand therefor.

(b)      General Tax Indemnity.

(i)      Subject to the exclusions described in Section 8(b)(ii) below, any and all payments by the Borrower to the Administrative Agent or any Lender (each, a "Tax Indemnitee") under this Agreement or any of the other Operative Documents shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes measured by or based on net or taxable income (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").  If any Taxes shall be required by law to be deducted from or in respect of any sum payable under this Agreement to any Tax Indemnitee, then (i) the sum payable by the
         Borrower shall be increased as may be necessary so that after making all required deductions in respect of such Taxes (including deductions applicable to additional sums payable under this
         Section) such Tax Indemnitee (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, and
         (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.  The Borrower shall not, however, be required to pay amounts, if any, pursuant to clause (i) of the preceding sentence to any Tax Indemnitee organized under the laws of a jurisdiction outside of the United States of America unless such Tax
         Indemnitee provides or has provided to the Borrower a completed Internal Revenue Service
         Form W-8ECI or Form W-8BEN, or any successor form, or Form W-9, or any successor form, and any other applicable form, certificate or document prescribed by the Internal Revenue Service of the
         United States certifying as to such Tax Indemnitee's entitlement to an exemption from, or reduction of, United States withholding tax on payments to be made hereunder and any new or other forms or certificates prescribed by the Internal Revenue Service of the United States in the event that a lapse in time or change in circumstance renders a previous certification obsolete or inaccurate in any material respect.

                  The Borrower agrees to pay any present or future stamp, recording or documentary taxes or similar levies that arise from any payment made under this Agreement or under any other Operative Document or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Operative Document (hereinafter referred to as "Other Taxes").

                  The Borrower will indemnify each Tax Indemnitee on an after-tax basis for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by such Tax Indemnitee  and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or
Other Taxes were correctly or legally asserted.  The Borrower shall pay any indemnification requested under this Section within 30 days from the date any Tax Indemnitee or  their respective agent (as the case may
be) makes written demand therefor.

                  Within 30 days after the date of any payment of Taxes or Other Taxes, the Borrower will furnish to the relevant Tax Indemnitee the original or a certified copy of a receipt or other documents reasonably acceptable to the relevant Tax Indemnitee evidencing payment of such Taxes or Other Taxes.

                  If, as a result of an assignment under Section 24(c)(iii) below, a Person organized under the laws of a jurisdiction outside of the United States becomes a Tax Indemnitee and payments to it to be made under this Agreement are exempt from United States withholding tax, or are subject to such tax at a reduced rate under an applicable tax treaty, then such assignee shall provide to the Borrower, promptly following the date that it became a Tax Indemnitee and from time to time thereafter, so long as it is lawfully able to do so in its reasonable judgment, a properly completed and executed Internal Revenue
Service Form W-8ECI or Form W-8BEN or Form W-9, or any successor form, and any other applicable form, certificate document prescribed by the Internal Revenue Service certifying as to such assignee's entitlement to such exemption or reduced rate with respect to all payments to be made to such assignee under this Agreement and any new or other forms or certificates prescribed by the Internal Revenue Service of the United States in the event that a lapse in time or change in circumstance renders a previous certification obsolete or inaccurate in any material respect.  Unless the Borrower shall have received forms or other documents reasonably satisfactory to it establishing that payments under this Agreement are not subject to United States withholding tax, or are subject to such tax at a rate under an applicable tax treaty, the Borrower shall, subject to its obligations under Section 8(a), withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Tax Indemnitee, if it is organized under the laws of a jurisdiction outside the United States.

                  Within 30 days after written request from the Borrower the relevant Tax Indemnitee, as appropriate, shall, so long as no Default or Event of Default shall have occurred, execute and deliver to the Borrower such certificates, forms or other documents which can be furnished consistent with the facts and applicable law, and which are reasonably necessary for the Tax Indemnitee to obtain a refund of Taxes indemnified by the Borrower under this Section (which shall be paid to the Borrower promptly upon receipt).

                  Without prejudice to the survival of any other provision of this Agreement, the agreements and obligations of the Borrower contained in this Section shall survive the repayment in full of the Loans.

(ii)     Exclusions.  In addition to any exclusions described in Section 8(b)(i) above, the foregoing tax indemnity shall not apply to:

(A)      Taxes imposed on a Tax Indemnitee resulting from such Tax Indemnitee not claiming any applicable exemption or rate reduction under any applicable law or treaty (unless such Tax Indemnitee provides, at Borrower's expense, an opinion of independent counsel, selected by such Tax
                  Indemnitee and reasonably acceptable to Borrower, that there is no reasonable basis for such claim; provided that, Borrower notifies such Tax Indemnitee in writing that any such exemption is available and such Tax Indemnitee determines in good faith that neither it nor any
                  Affiliate will be adversely impacted by claiming any such applicable exemption);

(B)      Taxes imposed on a Tax Indemnitee resulting from such Tax Indemnitee failing to comply with certification, information, documentation, reporting or similar requirements concerning the nationality, residence, identity or connection with the jurisdiction imposing such Taxes if such Tax Indemnitee was aware of the requirement to comply and such Tax Indemnitee's compliance is required by applicable law or treaty as a precondition to relief or exemption from such Taxes and such Tax Indemnitee was eligible for such relief or exemption, unless such failure to comply was due to failure of Borrower timely to notify the Tax Indemnitee in writing of such requirement or to provide reasonable assistance in complying with such requirement or the Tax Indemnitee determines in good faith that either it or any Affiliate will be adversely impacted by so complying;

(C)      Taxes imposed on a Tax Indemnitee resulting from the actual gross negligence (other than gross negligence or willful misconduct imputed or attributed to such Tax Indemnitee by reason of its interest in the Aircraft, Engine or Part) or willful misconduct of such Tax Indemnitee;

(D)      Taxes imposed upon a Tax Indemnitee as a result of any transfer by such Tax Indemnitee of the Aircraft,
                  Engine or Part or the Lease or any other Operative Document or of such Tax Indemnitee's interest in any thereof unless such transfer is requested by Borrower or occurs at a time when an Event of Default has occurred and is continuing;

(E)      Taxes imposed upon any Tax Indemnitee in its individual capacity based on or measured by fees for services rendered under the Operative Documents; and

(F)      Taxes imposed upon any Tax Indemnitee with respect to any period after (1) the termination of the Mortgage, in accordance with the terms thereof and (2) payment of all amounts payable under the Operative
                  Documents having been made.

                                    (For purposes of this Agreement and the other Operative Documents,
                  Taxes, other than those exempted in Section 8(b)(i) or by virtue of clauses (A) through
                  (F) above, are hereinafter referred to as "Indemnified Taxes".)

                                    In the event of a dispute between Borrower and any Tax Indemnitee regarding the applicability of any of the exclusions described in Section 8(b)(i) or
                  Section 8(b)(ii) or the amount of any Indemnified Taxes, Borrower within 30 days of demand therefor shall pay to such Tax Indemnitee any amount of Tax claimed to be owed pursuant to Section 8(b)(i), as the case may be.  Any payment made by Borrower pursuant to the immediately preceding sentence shall be refunded by the relevant Tax Indemnitee if it subsequently is on a final and unconditional basis established that such amount was not required to be paid under this Section 8(b)(i) or (b)(ii) hereof, as the case may be.

(iii)    Contest.  If a claim is made against any Tax Indemnitee for any Indemnified Taxes (a "Claim"),
         such Tax Indemnitee will, as promptly as practical after such Tax Indemnitee has received written notification of such Claim, give Borrower written notice of such Claim; provided that, that a failure to give such notice in a timely manner shall not preclude a Claim for indemnification hereunder except to the extent that the Borrower is prejudiced as a result of the failure to give such notice in a timely fashion.  If Borrower so requests in writing within thirty (30) calendar days after receipt of such notice, such Tax Indemnitee shall consult with Borrower to consider what action may be taken to resist payment of the relevant Indemnified Taxes and following such consultation such Tax Indemnitee may take any reasonable action in the name of such Tax Indemnitee to contest the Claim in the name of such Tax Indemnitee or, in such Tax Indemnitee's sole discretion, in the name of Borrower, to the extent permitted by law; provided that, the following conditions are met:

(A)      such Tax Indemnitee shall have received adequate provision satisfactory to it for such Claim and any liability, expense or loss arising out of or related to such contest (including without limitation indemnification for all costs, expenses, losses, reasonable legal and accounting fees and disbursements, penalties and interest);

(B)      the contest will not result in any danger of the sale, forfeiture or loss of, or the creation of any Lien on, the Aircraft, any Engine, any Part, or any interest therein unless bonded in a manner and amount acceptable to the Tax Indemnitees;

(C)      if such contest shall be conducted in a manner requiring the payment of the Claim, Borrower shall have paid such Claim to the extent required;

(D)      no Default or Event of Default shall have occurred and be continuing;

(E)      prior to commencing any administrative appeal, Borrower shall have acknowledged its liability to such
                  Tax Indemnitee hereunder for the contested amount;

(F)      such Tax Indemnitee shall have received a legal opinion (at the expense of Borrower) from counsel selected by such Tax Indemnitee (and reasonably satisfactory to Borrower) indicating that a reasonable basis for such contest exists; and

(G)      such Tax Indemnitee has not received, or does not receive, an opinion from its external tax advisor concluding that the proposed actions to contest such Claim would trigger a significant possibility of creating a local franchise issue of the Tax Indemnitee (e.g., adverse publicity or impairing of the Tax Indemnitee's relationship with local regulators) or impairing the status of other open tax matters (e.g., tax audits) between such Tax Indemnitee and the local taxing authorities.

                                    Notwithstanding the foregoing provisions of this Section 8(b)(iii), no
                  Tax Indemnitee shall be obligated to contest a Claim to the United States Supreme Court.
                  In addition, notwithstanding the foregoing provisions of this Section 8(b), if at any time such Tax Indemnitee waives its right of indemnification under this Section 8(b) in respect of a Claim, or if, after having received payment of indemnification from Borrower hereunder in respect of such Claim, such Tax Indemnitee tenders such payment to Borrower, then Borrower shall not be entitled to contest, or to continue to contest, any such Claim.

(iv)     If by reason of any Indemnified Taxes paid or otherwise indemnified against by the Borrower pursuant to this Section 8(b), any Tax Indemnitee at any time actually realizes a net reduction in any Taxes not indemnified against by the Borrower and not previously taken into account in computing the amount of any indemnity payable by the Borrower under this Section 8(b), such Tax Indemnitee shall, so long as no Special Default or Event of Default shall have occurred, promptly pay to the Borrower an amount that, after subtraction of any further Tax savings such Tax Indemnitee realizes as a result of the payment thereof, is equal to the amount of such net Tax reduction; provided that any subsequent loss of Tax benefit for which payment has been made to the Borrower under this Section 8(b)(iv)
         (or was taken into account in computing an amount payable by the Borrower under this Section 8(b))
         shall be treated as an indemnifiable Tax hereunder without regard to the exclusions set forth in
         Sections 8(b)(i) or 8(b)(ii) hereof.

(v)      Verification.  At the Borrower's written request, the computation of the amount of any indemnity payment owed by the Borrower or any amount owed by a Tax Indemnitee to the Borrower pursuant to this Section 8 shall be verified and certified by an internationally recognized independent public accounting firm mutually selected by the Tax Indemnitee and the Borrower.  The costs of such verification
         (including the fee of such public accounting firm) shall be borne by the Borrower unless such verification shall result in an adjustment in the Borrower's favor of 5% or more of the net present value of the payment as computed by such Tax Indemnitee, in which case the costs shall be paid by such Tax Indemnitee.  Such determination shall be final and binding, absent manifest error on the part of the certified public accountants.  The Tax Indemnitees hereby agree to cooperate with the accountants in connection therewith, provided, however, notwithstanding anything that may be to the contrary in the Operative Documents, in no event shall the Borrower have the right to examine any information supplied to the verifying firm or the tax returns or books of the Tax
         Indemnitee in connection with the verifying procedures described herein or for any other reason.

(c)      Interest.  The Borrower will pay to each Indemnitee on demand, to the extent permitted by applicable law, interest on any amount of indemnity not paid when due pursuant to this Section 8 until the same shall be paid, at the Past Due Rate.

Section 9.        Covenants of the Borrower.  (a)  Borrower Merger.  For so long as the Mortgage remains in force, the Borrower shall not consolidate with or merge into or with any other Person, and not convey, transfer, lease or otherwise dispose of all or substantially all of its property and other assets to, or acquire all or any substantial part of the property or other assets or capital stock of (if such acquisition is analogous in either purpose or effect to a consolidation or merger), any other Person, unless:

(i)      Such transaction shall not have any material adverse effect on the rights of the Lenders or the Administrative
         Agent under or in respect of the Operative Documents or the Aircraft;

(ii)     The Person formed by or surviving such consolidation or merger or the Person which acquires by conveyance, transfer, lease or other disposition all or substantially all of such property and other assets or stock (the
         "Successor Entity"): (A) shall be a corporation organized and existing under the laws of the United
         Sates or any state thereof or the District of Columbia; (B) immediately after giving effect to such transaction, shall be the Borrower or shall have acquired or succeeded to all or substantially all of the property and other assets of the Borrower (if such assets are being transferred) as an entirety, and shall have a tangible net worth (determined in accordance with
         GAAP) of not less than the Borrower's tangible net worth (determined in accordance with GAAP)
         immediately prior to such transaction; (C) shall be a U.S. Air Carrier; and (D) shall execute and deliver to the Administrative Agent such recordations and filings with any Governmental Authority and such other documents as the Administrative Agent (at the direction of the Lenders) determines shall be reasonably necessary or advisable to evidence, or in connection with, such consolidation, merger, sale, lease, transfer or other disposition and an agreement, in form and substance reasonably satisfactory to the Administrative Agent (at the direction of the Lenders) which is a legal, valid, binding and enforceable assumption by such Successor Entity of the due and punctual performance and observance of each covenant and condition of the Borrower under the Operative
         Documents to which the Borrower is a party, and an officer's certificate to such effect and to the effect that the other requirements of this Section have been satisfied, and a legal opinion from counsel to such effect and otherwise in such form and substance reasonably satisfactory to the
         Administrative Agent (at the direction of the Lenders);

(iii)    Such Person shall have a credit rating (as determined by S&P or Moody's, as applicable) no worse than the
         Borrower's immediately prior to such transaction; and

(iv)     No Default shall have occurred and be continuing or shall occur as a result thereof.

         Upon any consolidation or merger in accordance with this Section 9(a), the Successor Entity shall succeed to, and be substituted for, and may exercise every right and power of, the Borrower under this
Agreement with the same effect as if such Successor Entity had been named as the Borrower herein.

(b)      U.S. Air Carrier.  The Borrower covenants and agrees that at all times it will be an "air carrier" within the meaning of the Federal Aviation Act operating under certificates issued pursuant to Section 40102(a) of such Act and shall otherwise meet the standards of the definition of U.S. Air Carrier.

(c)      Further Assurances.  The Borrower covenants and agrees with each party hereto as follows:

(i)      The Borrower will cause to be done, executed, acknowledged and delivered all and every such further acts, conveyances and assurances as the Lenders shall reasonably require for accomplishing the purposes of this
         Agreement and the other Operative Documents; provided that any instrument or other document so executed by the Borrower will not expand any obligations or limit any rights of the Borrower in respect of the transactions contemplated by any Operative Documents.  The Borrower shall cause the
         Aircraft to remain duly registered, in the name of the Borrower, except as otherwise required or permitted hereunder or under the Mortgage, under the Federal Aviation Act.

(ii)     The Borrower, at its expense, will cause (A) the Mortgage, all Mortgage Supplements and all amendments to the
         Mortgage to be promptly filed and recorded, or filed for recording, to the extent permitted under the Federal
         Aviation Act, or required under any other applicable law and (B) the lien of the Mortgage to at all times be and remain a first priority and perfected Lien on the Mortgage Estate.  The Borrower agrees to furnish the Administrative Agent and the Lenders with copies of the foregoing documents with recording data as promptly as practicable following the issuance of same by the FAA.

(iii)    The Borrower shall pay all reasonable costs and expenses (including costs and disbursements of counsel)
         incurred by the Administrative Agent and the Lenders after the date hereof in connection with (x) any supplements or amendments of the Operative Documents (including, without limitation, any related recording costs) (other than any supplement or amendment associated with a transfer of any Note or the sale of participation interests therein not requested by Borrower), (y) any Default and any enforcement or collection proceedings resulting therefrom or in connection with the negotiation of any restructuring or "work-out" (whether or not consummated), or (z) the enforcement of this Section 9.

(d)      Liens.  The Borrower will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Mortgage Estate, title thereto or any interest therein except (i) the rights of the Borrower as herein provided, the Lien of the Mortgage and any other rights existing pursuant to the Operative Documents,
(ii) Liens for Taxes of the Borrower either not yet due or being contested in good faith by appropriate proceedings (and for which adequate reserves have been provided in accordance with GAAP), so long as the continuing existence of such Liens during such proceedings do not involve any material risk of the sale, forfeiture or loss of the Airframe or any Engine or any interest therein, (iii) mechanics', material suppliers', workers', repairers', employees' or other like Liens arising in the ordinary course of the
Borrower's business for amounts that are not overdue or are being contested diligently and in good faith by appropriate proceedings (and for which adequate reserves have been provided in accordance with generally accepted accounting principles), so long as there is not, or the continuing existence of such Liens during such proceedings do not involve, any material risk of sale, forfeiture or loss of the Airframe or any
Engine or any interest therein, (iv) Liens arising out of any judgment or award against the Borrower with respect to which an appeal or proceeding for review is being prosecuted diligently and in good faith, so long as such Liens do not result in a material risk of the sale, forfeiture or loss of the Airframe or any
Engine or any interest therein, (v) the rights of others under agreements or arrangements to the extent expressly permitted by the terms of Sections 3.03, 4.02 and 4.04 of the Mortgage, (vi) customary salvage or similar rights of insurers under policies required to be maintained by the Borrower under Article VI of the
Mortgage, (vii) any other Lien with respect to which the Borrower shall have provided a bond or other security in an amount and under terms reasonably satisfactory to the Administrative Agent and (viii) Lender
Liens.  The Borrower will promptly, at its own expense, take (or cause to be taken) such actions as may be necessary duly to discharge any Lien not excepted above if the same shall arise at any time.

(e)      Inspection.  At reasonable times, the Administrative Agent or its authorized representatives on behalf of the Lenders, may inspect the Aircraft and FAA (or other applicable governmental authority) required books and records of the Borrower relating to the maintenance of the Aircraft (at the inspecting party's expense (other than in the case of an inspection occurring while an Event of Default has occurred and is continuing or if a material deviation from the required Aircraft condition is discovered, in which case the Borrower shall bear the reasonable cost of such inspection)) and shall keep any information obtained thereby confidential as provided in Section 21 hereof.  Any such inspection of the Aircraft shall be upon reasonable advance notice from such inspecting party to the Borrower, shall be during normal business hours and shall be a visual, walk-around inspection (including on-board inspection) and may include inspection of areas exposed by any open panels, bays or the like, but shall not include opening any panels, bays or the like without the express written consent of the Borrower; provided that, so long as no Event of Default shall have occurred and be continuing, no exercise of such inspection right shall interfere with the normal operation or maintenance of the Aircraft by, or the business of, the Borrower.  The Administrative Agent shall not have any duty to make any such inspection nor shall it incur any liability or obligation by reason of not making any such inspection.

(f)      Amendments, Supplements, Etc.  Forthwith upon the execution and delivery of each Mortgage Supplement from time to time required by the terms of the Mortgage and upon the execution and delivery of any amendment to the
Mortgage or this Agreement, the Borrower will cause such Mortgage Supplement or amendment to be duly filed and recorded, and maintained of record, in accordance with the applicable laws of the government of registry of the Aircraft.  In addition, the Borrower will promptly and duly execute and deliver to the Lenders and the
Administrative Agent (on behalf of the Lenders) such further documents and take such further action as the
Lenders or the Administrative Agent (on behalf of the Lenders) may from time to time reasonably request in order to more effectively carry out the intent and purpose of the Mortgage and to establish and protect the rights and remedies created or intended to be created in favor of the Administrative Agent and the Lenders hereunder and under the Mortgage, including, without limitation, if requested by the Administrative Agent, at the expense of Borrower, the execution and delivery of supplements or amendments hereto, each in recordable form, subjecting to the Mortgage any engine substituted for any Engine pursuant to the terms thereof and the recording or filing of counterparts hereof, in accordance with the laws of such jurisdiction as the Administrative Agent may reasonably request.

(g)      Access to or Furnishing of Information.  The Borrower agrees to furnish to the Administrative Agent
(and the Administrative Agent shall provide to the Lenders):

(i)      as soon as available, but not later than 90 days after the close of each fiscal year of the Borrower occurring after the date hereof, an audited balance sheet and related statements of the Borrower at and as of the end of such fiscal year, together with an audited statement of income and cash flows of the Borrower for such fiscal year, each of which shall be prepared in accordance with GAAP and shall be accompanied by an unqualified opinion of a firm of independent public accountants of nationally recognized standing that said financial statements fairly present in all material respects the financial condition and results of operation of the Borrower as at the end of, and for, such period in accordance with GAAP;

(ii)     as soon as available, but not later than 60 days after the close of each of the first three quarters of each fiscal year of the Borrower, an unaudited balance sheet of the Borrower at and as of the end of such quarter, together with an unaudited statement of income and cash flows of the Borrower for such quarter, each of which shall be prepared in accordance with GAAP, certified by the Chief Financial Officer of the Borrower that said financial statements fairly present in all material respects the financial condition and results of operation of the Borrower as at the end of, and for, such period in accordance with GAAP (subject to normal year-end audit adjustments);

(iii)    on an annual basis, together with the financial statements delivered pursuant to the preceding paragraph (i), a certificate of the chief financial officer, Treasurer, any Vice President, or other officer of the Borrower elected by the Borrower's Board of Directors stating that such authorized officer has reviewed the activities of the Borrower and that, to the best knowledge of such authorized officer, there exists no Default or Event of Default hereunder;

(iv)     simultaneously with the mailing thereof to its shareholders, copies of all such financial statements, SEC
         Forms 10-K and 10-Q reports, notices of proxy statements as the Borrower shall mail to its shareholders generally;

(v)      from time to time, such other information as the Administrative Agent or any Lender may reasonably request; and

(vi)     promptly after the occurrence thereof and actual knowledge thereof by a responsible officer of the Borrower, notice to the Administrative Agent and the Lenders of any Default or Event of Default.

(h)      Related Operative Documents.  The Borrower shall not amend any Related Operative Document without the prior written consent of the Administrative Agent which consent shall not be unreasonably withheld.

Section 10.       The Notes.  (a)  Method of Payment.  Principal and interest and other amounts due hereunder or under the Notes or in respect hereof or thereof shall be payable in Dollars in immediately available funds prior to
11:00 a.m., New York, New York time, on the due date thereof, to the Administrative Agent at the Payment Office and the
Administrative Agent shall, subject to the terms and conditions hereof and of the Mortgage, remit all such amounts so received by it to each Lender at the account set forth in Schedule I hereto or to such other account or accounts as such Lender may designate to the Administrative Agent in writing from time to time, in immediately available funds for distribution to the Lenders, such payment to be made, in the case of any such designated account in New York, New York, prior to 1:00 p.m., New York time, on the due date thereof.
In the event the Administrative Agent shall fail to make any such payment as provided in the immediately foregoing sentence after its receipt of funds at the place and prior to the time specified above, the
Administrative Agent agrees to compensate the Lenders for loss of use of funds in a commercially reasonable manner.  All such payments by the Borrower and the Administrative Agent shall be made free and clear of and without reduction on account of all wire and other like charges.  Prior to the due presentment for registration of transfer of any Note, the Borrower and the Administrative Agent may deem and treat the
Person in whose name any Note is registered on the Note Register as the absolute owner of such Note for the purpose of receiving payment of all amounts payable with respect to such Note and for all other purposes whether or not such Note shall be overdue, and neither the Borrower nor the Administrative Agent shall be affected by any notice to the contrary.

(b)      Application of Payments.  Except as otherwise expressly provided herein, each payment of principal and interest or other amounts due in respect of each Note shall be distributed to each Lender ratably, without priority of any one Note over any other Note, in the proportion that the amount of such payment or payments then due under each Note bears to the aggregate amount of the payments then due under all Notes.  Each such payment shall, except as otherwise expressly provided herein, be applied, first, to the payment of any amount (other than the principal of or interest on such Note) due in respect of such Note, second, to the payment of interest on such Note (as well as any interest on overdue principal and, to the extent permitted by law, interest and other amounts payable thereunder) due thereunder, third, to the payment of the principal of such Note then due and fourth, the balance, if any, remaining thereafter, to the payment of the principal of such
Note remaining unpaid (provided that such Note shall not be subject to prepayment without the consent of such Lender except as permitted by Sections 10(f) and 10(g) hereof).  The amounts paid pursuant to clause fourth above shall be applied to the installments of principal of such Note in inverse order of maturity.

(c)      Registration, Transfer and Exchange of Notes.  The Administrative Agent agrees with the Borrower that the Administrative Agent shall keep a register (herein sometimes referred to as the "Note Register") in which provision shall be made for the registration of Notes and the registration of transfers of Notes.  Prior to the due presentment for registration of the transfer of any Note, the Borrower and the Administrative Agent shall deem and treat the Person in whose name such Note is registered on the Note Register as the absolute owner of such Note, and the Lender for the purpose of receiving payment of all amounts payable with respect to such Note, and for all other purposes whether or not such Note is overdue, and neither the Borrower nor the
Administrative Agent shall be affected by notice to the contrary.  The Note Register shall be kept at the office of the Administrative Agent or at the office of any successor Administrative Agent, and the
Administrative Agent is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.  Subject to Section 24(c) hereof, upon surrender for registration of transfer of any Note at the Payment Office and upon delivery by the Administrative Agent to the Borrower of such surrendered Note, the Borrower shall execute, and the Administrative Agent shall deliver, in the name of the designated transferee or transferees, one or more new Notes of a like aggregate principal amount.
At the option of the Lender, its Notes may be exchanged for other Notes of any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at the Payment Office.  Each new Note issued upon transfer or exchange shall be in a principal amount of at least $5,000,000 (except as may be necessary to evidence the entire outstanding principal amount of a Note) and dated the Delivery
Date.  Whenever any Notes are so surrendered for exchange, the Borrower shall execute and deliver the Notes which the Lender making the exchange is entitled to receive.  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Borrower evidencing the same respective obligations, and entitled to the same security and benefits under the Mortgage, as the Notes surrendered upon such registration of transfer or exchange.  Every Note presented or surrendered for registration of transfer or exchange, shall (if so required by the Administrative Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Administrative Agent duly executed by the Lender or its attorney duly authorized in writing, and the Administrative Agent may require evidence satisfactory to it as to the compliance of any such transfer with the Securities Act and the securities laws of any applicable state.  The Administrative Agent shall make a notation on each new Note or Notes of the amount of all payments of principal previously made on the old Note or Notes with respect to which such new Note is issued and the date to which interest accrued on such old Note or Notes has been paid.  The Administrative Agent shall not be required to register the transfer of or exchange any surrendered Notes as above provided during the five calendar day period preceding the due date of any payment on such Notes.  The Administrative Agent shall give the Borrower and the Lenders notice of each transfer of a Note under this Section 10(c).  Any such transferee of a Note, by its acceptance of a Note, agrees to the provisions of the Operative Documents applicable to the Lenders, and shall be deemed to have covenanted to the parties to the Operative Documents as to the matters covenanted by the original Lender therein; provided that no transferee of a Note shall be entitled to receive any greater amount pursuant to
Section 10(h) of this Agreement than the transferor of such Note would have been entitled to receive had no such transfer occurred.

(d)      Mutilated, Destroyed, Lost or Stolen Notes.  If any Note shall become mutilated, destroyed, lost or stolen, the Borrower shall, upon the written request of the Lender, execute and deliver in replacement thereof, a new Note in the same principal amount, dated the date of such Note and designated as issued under the Mortgage.
If the Note being replaced has become mutilated, such Note shall be surrendered to the Administrative Agent and the original thereof shall be furnished to the Borrower by the Administrative Agent.  If the Note being replaced has been destroyed, lost or stolen, the Lender shall furnish to the Borrower and the
Administrative Agent such security or indemnity as may be reasonably required by them to hold the Borrower and the Administrative Agent harmless and evidence satisfactory to the Borrower and the Administrative
Agent of the destruction, loss or theft of such Note and of the ownership thereof; provided, however, that if the Lender is an original party hereto or an Affiliate thereof or a bank or other financial institution with a net worth (or capital and surplus, as the case may be) in excess of $500,000,000, the written notice of such destruction, loss or theft and such ownership and the written undertaking of the Lender delivered to the Borrower and the Administrative Agent to hold harmless the Borrower and the Administrative Agent in respect of the execution and delivery of such new Note shall be sufficient evidence, security and indemnity.

(e)      Payment of Expenses on Transfer.  Upon the issuance of a new Note or new Notes pursuant to Sections
10(c) or (d), the Borrower and/or the Administrative Agent may require from the party requesting such new Note or
Notes payment of a sum sufficient to reimburse the Borrower and/or the Administrative Agent for, or to provide funds for, the payment of any tax or other governmental charge in connection therewith or any charges and expenses connected with such tax or other governmental charge paid or payable by the Borrower or the
Administrative Agent.

(f)      Prepayment.  (i)  On at least ten Business Days' prior written notice, the Borrower may prepay on the date specified in its notice of prepayment delivered pursuant to this Section 10(f) in whole, or in part, the Notes then outstanding at the principal amount thereof (or portion thereof to be repaid), together with accrued interest thereon to the date of prepayment plus all Break Amount and Additional Costs, if any, and all other amounts due to each Lender hereunder, thereunder and under the other Operative Documents; provided that any partial prepayment shall be in an aggregate original principal amount of at least $5,000,000 and in $1,000,000 multiples thereof, the amount thereof shall be specified in such written notice and such partial prepayment shall be applied to the remaining installments of the Loan in the inverse order of maturity.  The Administrative Agent will give prompt notice to the Lenders of the Borrower's intent to prepay any Note.

(ii)     On at least ten Business Days' prior written notice, the Borrower shall prepay on the date specified in its notice of prepayment delivered pursuant to this Section 10(f) the Notes in full, but not in part, together with accrued interest thereon to the date of prepayment plus all Break Amount and Additional
         Costs, if any, and all other amounts due thereunder and hereunder and under the other Operative
         Documents to the Lenders upon the occurrence of an Event of Loss with respect to the Aircraft;
         such prepayment shall, in any event, be no later than the last day permitted for such payment under Section 5.01 of the Mortgage.  The Administrative Agent will give notice of prepayment to the Lenders under this Section 10(f)(ii) promptly.

(iii)    Any notice of prepayment delivered pursuant to paragraph (i) or (ii) above shall be irrevocable if not revoked within five
         Business Days of the specified date of payment and shall identify the amount to be prepaid.

(g)      Provisions Relating to Prepayment.  (i)  Notice of prepayment having been given and not revoked as aforesaid, the principal amount of the Notes so to be prepaid, plus accrued interest thereon to the date of prepayment, together with the Break Amount and Additional Costs, if any, herein provided, shall become due and payable on the prepayment date.

(ii)     On the date fixed for prepayment under Section 10(f), immediately available funds in Dollars shall be deposited by the
         Borrower in the account of the Administrative Agent at the place and by the time and otherwise in the manner provided in Section 10(a), in an amount equal to the principal amount of Notes to be prepaid together with accrued and unpaid interest thereon to the date fixed for such prepayment, all Break Amount and Additional Costs, if any, and all other amounts due to the Lenders hereunder, thereunder and under the other Operative Documents.

(iii)    Each Lender shall furnish to the Borrower, with a copy to the Administrative Agent, a certificate setting forth in reasonable detail the calculation of the amounts of Break Amount due to such Lender, which certificate shall be presumptively correct absent manifest error.

(iv)     The amount of any prepayment may not be reborrowed.

(h)      Increased Costs.  (i)  The Borrower shall pay to the Administrative Agent for the account of each
Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any increase in actual costs that such Lender determines are attributable to its making, funding or maintaining its
Commitment or the Loans or any reduction in any amount receivable by such Lender hereunder in respect of any of its Commitments or the Loans (such increases in costs and reductions in amounts receivable, including amounts covered by clause (ii) below, being herein called "Additional Costs"), resulting from any
Regulatory Change that:

(A)      imposes any tax that is the functional equivalent of any reserve, special deposit or similar requirement of the sort covered by clause (ii) below; or

(B)      imposes or modifies any reserve, special deposit or similar requirements (including any Reserve Requirement)
                  relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, any Lender (including, without limitation, any of such loans or any deposits referred to in the definition of "LIBOR" in Section 1.01 of the Mortgage), or any such obligations;
                  or

(C)      imposes any other condition affecting the Mortgage, or its Notes (or any of such extensions of credit or liabilities) or any such obligation.

(ii)     Without limiting the effect of the foregoing provisions of this Section 10(h) (but without duplication), the Borrower shall pay to the Administrative Agent for account of any Lender from time to time on request such amount as the Lender may determine to be necessary to compensate such Lender (or, without duplication, the holding company of which such Lender is a subsidiary) for any increase in actual costs that it determines are attributable to the maintenance by such Lender (or any lending office or such holding company) of its Commitment or Loans hereunder, resulting from the implementation of any risk-based capital guideline, reserve requirement or other similar requirement hereafter issued by any Governmental Authority pursuant to any law or regulation or any interpretation, application, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful so long as compliance therewith is standard banking practice in the relevant jurisdiction) (including, without limitation, implementing at the national level any
         Regulatory Change of the Basel Accord), the effect of which would be to reduce the return on investment of assets or equity in respect of its Commitments or Loans, including, without limitation, any such reduction attributable to any funding arrangements utilized in connection with the Loans; such compensation shall include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender (or any lending office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive or request.  For purposes of this Section 10(h)(ii), "Basel Accord" shall mean the proposals for risk-based capital framework described by the Basel Committee on Banking Regulations and
         Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and
         Capital Standards" dated July, 1988, it being understood that, as at the date hereof, there has been no Regulatory Change of the Basel Accord (i.e., "Basel II" has not been adopted).

(iii)    Any Lender (or the Administrative Agent on its behalf) shall notify the Borrower of any event occurring after the date hereof entitling such Lender to compensation under paragraph (i) or (ii) of this Section
         10(h) as promptly as practicable, but in any event within 60 days, after such Lender obtains actual knowledge thereof; provided that (A) such Lender shall, with respect to compensation payable pursuant to this Section 10(h) in respect of any Additional Costs resulting from such event, only be entitled to payment under this Section 10(h) for Additional Costs incurred from and after the date that is 60 days prior to the date such Lender (or the Administrative Agent on its behalf)
         does give such notice and (B) such Lender will use commercially reasonable efforts (at the
         Borrower's expense) to mitigate the amount of the Additional Costs associated with such event, including designating a different lending office for the Notes of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, result in any economic, legal or regulatory disadvantage to such Lender (other than economic disadvantages for which the Borrower agrees to indemnify such Lender and which indemnity is acceptable to such Lender in its discretion acting reasonably based on its credit assessment of the Borrower).  Any such Lender (or the
         Administrative Agent on its behalf) will furnish to the Borrower an officer's certificate setting forth in reasonable detail (x) the events giving rise to such Additional Costs, (y) the basis for determining and allocating such Additional Costs and (z) the amount of each request by such Lender for compensation under paragraph (i) or (ii) of this Section 10(h) (subject, however, to any limitations such Lender may require in respect of disclosure of confidential information relating to its capital structure), together with a statement that the determinations and allocations made in respect of the Additional Costs comply with the provisions of this Section 10(h), including as provided in the last proviso of this paragraph (iii).  Determinations and allocations by any such
         Lender for purposes of this Section 10(h) of the effect of any Regulatory Change pursuant to paragraph (i) of this Section 10(h), or of the effect of capital maintained pursuant to paragraph (ii) of this Section 10(h), on its costs or rate of return of maintaining Notes or its funding, or on amounts receivable by it in respect of Notes, and of the amounts required to compensate such Lender under this Section 10(h), shall be conclusive absent manifest error, provided that such determinations and allocations are made on a reasonable basis and, in the case of allocations, are made fairly.

(iv)     If a Lender gives notice of a claim against the Borrower under this Section 10(h), the Borrower shall have the right (i) to require such Lender to sell its Notes to an institution designated by the Borrower in compliance with Section 24(c)(iii) of this Agreement for an amount equal to the outstanding principal amount thereof plus accrued interest thereon to the date of sale, together with the Break Amount and all other amounts owing thereto, if any, or (ii) to prepay the outstanding principal amount of Notes held by such Lender, together with accrued interest to the date of such prepayment and Break
         Amount, if any, and all other amounts owing thereto.

(v)      The Borrower shall not be required to make payments under this Section 10(h) to any Lender if (A) a claim hereunder arises solely through circumstances peculiar to such Lender and which do not affect commercial lenders similar to such Lender in the jurisdiction of organization of such Lender generally or (B) the claim arises out of a voluntary relocation by such Lender of its lending office (it being understood that any such relocation effected pursuant to Section 10(h)(iii)(B) is not
         "voluntary"), or (C) such Lender is required by the Borrower pursuant to Section 10(h)(iv) above to sell its Notes to a purchaser designated by the Borrower and fails to do so.

(vi)     Amounts payable by the Borrower under this Section 10(h) shall be payable by the Borrower within 30 days of demand therefor.

Section 11.       Events Of Default; Certain Rights of Administrative Agent.  (a)  Each of the following events shall constitute an Event of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)      The Borrower shall have failed to make a payment of any principal or interest due on any Note within five
         Business Days after the same shall have become due; or

(ii)     The Borrower shall have failed to make any payment of any amount hereunder or under the Operative Documents other than principal and interest on the Loan after the same shall have become due and such failure shall continue for ten Business Days after the Borrower's receipt of written demand therefor by the party entitled thereto; or

(iii)    The Borrower shall fail to procure and maintain (or cause to be procured and maintained), with respect to the
         Aircraft, insurance required to be maintained in accordance with the provisions of Article VI of the
         Mortgage or such insurance shall lapse or be canceled; or

(iv)     The Borrower shall have failed to perform or observe, or caused to be performed and observed, any other covenant or agreement to be performed or observed by it under any Operative Document, and such failure shall continue unremedied for a period of thirty (30) days after the Borrower's receipt of written notice thereof from the Administrative Agent or the Lenders; or

(v)      Any representation or warranty made by the Borrower in any Operative Document or any document or certificate furnished by the Borrower in connection therewith or pursuant thereto shall prove to have been incorrect, untrue, inaccurate or misleading in any respect that is materially adverse to the Lenders or the
         Administrative Agent in such party's reasonable judgment at the time made and shall remain material; or

(vi)     The commencement by the Borrower of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law in the United States, or the consent by the Borrower to the appointment of or taking possession by a receiver, liquidator, trustee, custodian, sequestrator (or other similar official) of the Borrower or for all or substantially all of its property, or the making by the Borrower of any assignment for the benefit of creditors or the Borrower shall take any corporate action to authorize any of the foregoing or to authorize a general payment moratorium; or

(vii)    The commencement of an involuntary case or other proceeding in respect of the Borrower under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law in the United States or seeking the appointment of a receiver, liquidator, custodian, trustee, sequestrator (or similar official) of the Borrower or for all or substantially all of its property, or seeking the winding-up or liquidation of its affairs and the continuation of any such case or other proceeding remains undismissed and unstayed for a period of sixty (60)
         consecutive days, or an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of the Borrower, a receiver, trustee or liquidator of the Borrower, or for all or substantially all of its property, or sequestering of all or substantially all of the property of the Borrower and any such order, judgment or decree or appointment or sequestration shall be final or shall remain in force undismissed, unstayed or unvacated for a period of sixty (60) consecutive days after the date of entry thereof; or

(viii)   The Borrower fails or ceases to be a U.S. Air Carrier or shall have been suspended as a U.S. Air Carrier or shall otherwise no longer have all applicable licenses (or such licenses shall be suspended) necessary to operate as a commercial airline; or

(ix)     Immediately upon such time as the Mortgage ceases to create a valid, perfected first priority mortgage on the Airframe or Engine in favor of the Administrative Agent for any reason other than the failure of the
         Lenders to cause continuation statements to be filed to the extent required by the Uniform Commercial Code or the filing by or on behalf of the Lenders of a termination statement releasing the Airframe or
         Engine from the Lien of the Mortgage; or

(x)      An "Event of Default" shall have occurred and be continuing under (as defined in) the Related Credit Agreement or a "Lease Event of Default" shall have occurred and be continuing under (and as defined in) any Lease
         Transaction; or

(xi)     (i)  The Borrower shall default in the payment when due of any principal of or interest on, or fail to make a scheduled rental payment on, any of its other indebtedness or any lease obligation; or (ii) any event specified in any note, agreement, indenture, lease or other document evidencing or relating to any indebtedness or any lease obligation shall occur, and, after giving effect to any applicable notice and/or grace periods, the effect of such default (in the case of clause (i)) or event (in the case of clause (ii)) is to cause, or to permit the holder or holders of such indebtedness or lease obligation (or a trustee or agent on behalf of such holder or holders) to cause, such indebtedness or lease obligation to become due or to be terminated, or to be prepaid in full
         (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity;
         provided that, (x) the outstanding amount of such indebtedness and (y) the capitalized amount of such lease obligation shall, singly or in the aggregate, be in excess of $10,000,000.

(b)      Certain Rights of Administrative Agent.  (i)  In anticipation of receipt from Borrower of payment of sums due and owing hereunder or under any Operative Document, the Administrative Agent shall have the option, but shall not be obligated to, advance to the Lenders on any Interest Payment Date, as provided in Section 10(a) hereof, an amount equal to that required to be paid to the Lenders by the Borrower on such Interest Payment Date.

(ii)     The Administrative Agent shall not, as a result of exercising its option to make the advance described in
         Section 11(b)(i) above, obtain any Lien on the Mortgage Estate for or on account of costs or expenses incurred in connection with the exercise of such right, nor shall any claim of the Administrative Agent against the Borrower or any other party for the repayment of such costs or expenses impair the prior right and security interest of the Administrative Agent (on behalf of the Lenders) in and to the Mortgage Estate.  Upon any advance by the Administrative Agent to the Lenders as provided in
         Section 11(b)(i), the Administrative Agent shall be subrogated to the rights of the Lenders in respect of any late payment made by Borrower and interest at the Past Due Rate payable by the
         Borrower on account of its being overdue (but shall have no rights as a secured party hereunder), and thereafter, the Administrative Agent shall be entitled to receive such overdue payment and such interest; provided, that the Administrative Agent shall not be entitled to seek recovery of any such advance (or any payment in lieu thereof) except pursuant to the foregoing right of subrogation.

Section 12.       Remedies.  (a)  General; Acceleration.  (i)  If an Event of Default shall have occurred and be continuing and so long as the same shall be continuing, then and in every such case,  the Administrative Agent may exercise any or all of the rights and powers and pursue any and all of the remedies pursuant to this Section 12 and shall have and in addition, may exercise all of the rights and remedies of a secured party under the
Uniform Commercial Code.

(ii)     If an Event of Default referred to in Sections 11(a)(vi) or (vii) shall have occurred, then and in every such case (x) the Commitments shall automatically be cancelled and (y) the unpaid principal of all Notes then outstanding, together with interest accrued but unpaid thereon, and all other amounts due to the
         Lenders thereunder and hereunder and under the other Operative Documents, shall, unless the
         Administrative Agent, acting upon the instructions of the Lenders shall otherwise direct, immediately and without further act become due and payable, without presentment, demand, protest or notice, all of which are hereby waived.

(iii)    If any other Event of Default shall have occurred and be continuing, then and in every such case, the
         Administrative Agent may at any time, by written notice or notices to the Borrower, (x) cancel the Commitments and/or (y) declare all the Notes to be due and payable, whereupon the Commitments shall be cancelled and the unpaid principal of all Notes then outstanding, together with interest accrued but unpaid thereon, and all other amounts due to the Lenders thereunder, hereunder and under the other
         Operative Documents, shall immediately and without further act become due and payable without presentment, demand, protest or other notice, all of which are hereby waived.

(iv)     If the principal of the Notes shall have become due and payable pursuant to this Section 12(a), there shall also become due and payable, to the fullest extent permitted by law, to the Lenders upon demand, without presentment, protest or notice, all of which are hereby waived, the Break Amount and Additional
         Costs (if any) therefor.

(v)      The Lenders shall be entitled, at any sale pursuant to this Section 12, to credit against any purchase price bid at such sale by the Lenders all or any part of the unpaid obligations owing to the Lenders and secured by the Lien of the Mortgage.  The Administrative Agent and the Lenders shall, upon any such purchase, acquire good title to the property so purchased, to the extent permitted by applicable law, free of all rights of redemption.

(vi)     The Administrative Agent agrees to give to the Borrower at least ten days' prior written revocable notice of any foreclosure of the Lien of the Mortgage, or of any other action to cause the Borrower to lose its title in the Aircraft (which period of notice the parties hereto confirm is commercially reasonable).

(b)      Repossession and Sale.  At any time during the continuation of an Event of Default, the Administrative
Agent in addition to any rights it might otherwise have at law, may do either or both of the following:

(i)      Upon the written demand of the Administrative Agent, and at the Borrower's expense, cause the Borrower to return promptly, and the Borrower shall return promptly, all or any part of the Aircraft as the Administrative
         Agent may so demand, to the Administrative Agent at a major airport on the Borrower's route system in one of the forty eight (48) contiguous states of the United States of America chosen by the
         Administrative Agent in the manner and condition required by Section 3.01 of the Mortgage, or, alternatively, the Administrative Agent at its option, may, to the extent permitted by law, peaceably enter upon the premises where all or any part of the Aircraft is located and take immediate possession of and remove the same by summary proceedings or otherwise (and, at the
         Administrative Agent's option store the same at the Borrower's premises until disposal thereof by the Administrative Agent), all without liability accruing to the Administrative Agent for or by reason of such entry or taking of possession or removal so long as the Administrative Agent has acted in accordance with the provisions of the Mortgage; provided that during any period the
           Aircraft is activated under CRAF in accordance with the provisions of Section 3.03 of the Mortgage and in the possession of the government of the United States of America or an instrumentality or agency thereof, the Administrative Agent shall not, on account of any Event of Default, be entitled to do any of the following in such manner as to limit the Borrower's control under the
         Mortgage of the associated Airframe or any Engines installed thereon, unless at least sixty (60)
         days' (or such lesser period as may then be applicable under the Military Airlift Command program of the government of the United States of America) prior written notice of default hereunder shall have been given by the Administrative Agent by registered or certified mail to the Borrower with a copy addressed to the Contracting Office Representative for the Military Airlift Command of the
         United States Air Force under the contract with the Borrower relating to the Aircraft; or

(ii)     with or without taking possession thereof, sell all or any part of the Aircraft at public or private sale, as the Administrative Agent may determine, or otherwise dispose of, hold, use, operate or lease to others, as the Administrative Agent, in its sole discretion, may determine, all free and clear of any rights of the Borrower, except as hereinafter set forth in this Section 12.

                  In addition, the Borrower shall be liable, except as otherwise provided above and without duplication of amounts payable hereunder, for any and all reasonable and actual legal fees and other costs and expenses incurred by the Administrative Agent and the Lenders in connection with the enforcement of any of their respective rights and remedies hereunder.

                  At any sale of the Aircraft or any part thereof pursuant to this Section 12, the
Administrative Agent on the Lenders' behalf, may bid for and purchase such property.  The Administrative
Agent on the Lenders' behalf, agrees to give the Borrower at least ten days' written notice of the date fixed for any public sale of the Airframe or any Engine or of the date on or after which will occur the execution of any contract providing for any private sale (together with details thereof).  Except as otherwise expressly provided above, no remedy referred to in this Section 12 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Administrative Agent at law or in equity; and the exercise or beginning of exercise by the
Administrative Agent of any one (1) or  more of such remedies shall not preclude the simultaneous or later exercise by the Administrative Agent of any or all of such other remedies.  No express or implied waiver by the Administrative Agent of any Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

(c)      Taking of Aircraft.  (i)  If an Event of Default shall have occurred and be continuing, at the request of the Administrative Agent, the Borrower shall promptly execute and deliver to the Administrative Agent such instruments of title and other documents as the Administrative Agent may deem necessary or advisable to enable the
Administrative Agent or an agent or representative designated by the Administrative Agent, at such time or times and place or places as the Administrative Agent may specify, to obtain possession of all or any part of the Mortgage Estate to which the Administrative Agent shall at the time be entitled hereunder.  If the
Borrower shall for any reason fail to execute and deliver such instruments and documents after such request by the Administrative Agent, the Administrative Agent may (A) obtain a judgment conferring on the
Administrative Agent the right to immediate possession and requiring the Borrower to execute and deliver such instruments and documents to (or as delivered by) the Administrative Agent, to the entry of which judgment the Borrower hereby specifically consents, and (B) pursue all or part of the Mortgage Estate wherever such Mortgage Estate may be found and may peaceably enter any of the premises of the Borrower wherever it may be or be supposed to be and search for and take possession of and remove the same.  All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the Lien of the Mortgage.

(ii)     Upon every such taking of possession, the Administrative Agent may, from time to time, at the expense of the Mortgage Estate, make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Mortgage Estate, as it may deem proper.  In each such case, the Administrative Agent shall have the right to maintain, use, operate, store, lease, control or manage the Mortgage Estate and to carry on the business and to exercise all rights and powers of the Borrower relating to the Mortgage Estate, as the Administrative Agent shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, insurance, use, operation, storage, leasing, control, management or disposition of the Mortgage Estate or any part thereof as the Administrative Agent may determine; and the
         Administrative Agent shall be entitled to collect and receive directly all tolls, rents, revenues, issues, income, products and profits of the Mortgage Estate and every part thereof.  Such tolls, rents, revenues, issues, income, products and profits shall be applied to pay the expenses of the use, operation, storage, leasing, control, management or disposition of the Mortgage Estate and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Administrative Agent may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Mortgage Estate or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the
         Borrower), and all other payments which the Administrative Agent may be required or authorized to make under any provision of the Mortgage, as well as just and reasonable compensation for the services of the Administrative Agent pursuant to this Section 12(c)(ii), and of all persons properly engaged and employed by the Administrative Agent.

(d)      Discontinuance of Proceedings.  In case the Administrative Agent (on its own behalf, or on behalf of the Lenders) shall have instituted any proceeding to enforce any right, power or remedy under the Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Administrative Agent, then and in every such case, the Administrative
Agent and the Borrower shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Mortgage Estate, and all rights, remedies and powers of the
Administrative Agent shall continue as if no such proceedings had been instituted.

(e)      Waiver of Past Defaults.  The Administrative Agent, upon written instructions from the Majority
Lenders, shall waive any past Default or Event of Default hereunder and its consequences and upon any such waiver such Default or Event of Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Agreement, but no such waiver shall extend to any subsequent or other
Default or Event of Default or impair any right consequent thereon.

(f)      Remedies Cumulative.  Each and every right, power and remedy given to the Administrative Agent or the
Lenders specifically or otherwise herein shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Administrative Agent or the
Lenders and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy.  No delay or omission by the Administrative Agent or the Lenders in the exercise of any right, remedy or power or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Borrower or to be an acquiescence therein.

(g)      Payment After Event of Default, etc.  All payments received and amounts held or realized by the
Administrative Agent after an Event of Default shall have occurred and so long as such Event of Default shall be continuing, and after the Notes shall have been accelerated pursuant to Section 12(a) hereof or after the Lenders or the Administrative Agent shall foreclose or enforce the Mortgage or after the Notes shall have become due and payable as provided in Section 12(a)(ii) or (iii), as well as all payments or amounts then held by the
Administrative Agent as part of the Mortgage Estate, shall be promptly distributed by the Administrative
Agent in the following order of priority:

                  first, so much of such payments or amounts as shall be required to reimburse the
         Administrative Agent for any tax, expense, charge or other loss (including, without limitation, all amounts to be expended at the expense of, or charged upon the tolls, rents, revenues, issues, income, products and profits of, the property included in the Mortgage Estate pursuant to
         Section 12(c)(ii)) incurred by the Administrative Agent (to the extent not previously reimbursed)
         (including, without limitation, the expenses of any sale, taking or other proceeding, reasonable attorneys' fees and expenses, court costs, and any other expenditures incurred or expenditures or advances made by the Administrative Agent, in the protection, exercise or enforcement of any right, power or remedy or any damages sustained by the Administrative Agent, liquidated or otherwise, upon such Event of Default) shall be applied by the Administrative Agent in reimbursement of such expenses;

                  second, so much of such payments or amounts remaining as shall be required to pay in full to the Lenders all amounts payable thereto pursuant to any other Operative Document and secured hereunder (other than amounts payable pursuant to clause "third" of this Section 12(g)) to the
         Lenders and remaining unpaid, including Break Amount and Additional Costs, shall be distributed to such Persons, and if the aggregate amount remaining shall be insufficient to pay all such amounts in full, it shall be distributed ratably, without priority of such person over any other;

                  third, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid principal amount of and all accrued but unpaid interest to the date of distribution on, the Notes shall be distributed to the Lenders, and if the aggregate amount remaining shall be insufficient to pay all such amounts in full, it shall be distributed ratably, without priority of any such person over any other, in the proportion that the principal amount of and all accrued but unpaid interest to the date of distribution on, each Note bears to the aggregate principal amount of and all accrued but unpaid interest to the date of distribution on all Notes;

                  fourth, so much of such payments or amounts remaining or shall be required to pay in full the amounts owing to the Related Lenders and the Related Administrative Agent under the Related
         Operative Documents in accordance with Section 12(g) of the Related Credit Agreement; and

                  fifth, the balance, if any, of such payments or amount remaining thereafter shall be distributed to the Borrower or as a court of competent jurisdiction shall direct.

Section 13.       Replacement Engines.  (a)  Replacement Engines.  At any time and from time to time, any Engine which has been (or is to be treated as if the same had been) subject to an Event of Loss and may be replaced under Section 5.02 of the Mortgage by a Replacement Engine shall be replaced in accordance with the provisions of this Section 13(a) and the Borrower shall, from time to time, direct the Administrative Agent to execute and deliver to or as directed in writing by an appropriate instrument releasing such Engine from the Lien of the Mortgage, the Administrative Agent on behalf of the Lenders shall execute and deliver such instrument as aforesaid, but only upon receipt by or deposit with the Administrative Agent of the following:

(i)      A written request from the Borrower, requesting such release and specifically describing the Engine(s) so to be released.

(ii)     A certificate signed by a duly authorized officer of the Borrower stating the following with respect to the replacement of any Engine:

(A)      the fair market value of the Replacement Engine as of the date of such certificate (which value shall not be less than the then fair market value of the Engine requested to be released, assuming such Engine was in the condition and repair required to be maintained (but without regard to hours and cycles until overhaul));

(B)      the fair market value of the Engine to be released (immediately prior to the date such Engine suffered an
                  Event of Loss);

(C)      that the release of the Engine so to be released will not impair the security of the Mortgage or be in contravention of any of the provisions of the Mortgage;

(D)      that each of the conditions specified in Section 5.02 of the Mortgage with respect to such Replacement
                  Engine have been satisfied; and

(E)      that the Replacement Engine was first placed in service after October 22, 1994.

(b)      Mortgage Supplements for Replacements.  In the event of a Replacement Engine being substituted as contemplated by Section 5.02 of the Mortgage, the Borrower and the Administrative Agent agree for the benefit of the
Lenders, subject to fulfillment of the conditions precedent and compliance by the Borrower with its obligations set forth in Section 5.02 of the Mortgage and the requirements of Section 13(a) with respect to such Replacement Engine, to execute and deliver a Mortgage Supplement with respect thereto as contemplated by Section 5.02 of the Mortgage, and, provided no Default or Event of Default in each case under Section 11 hereof shall have occurred and be continuing, to execute and deliver to the Borrower an appropriate instrument releasing the Engine being replaced from the Lien of the Mortgage (which may be the Mortgage
Supplement that adds the Replacement Engine to the Mortgage).

(c)      Effect of Replacement.  In the event of the substitution of a Replacement Engine pursuant to Section
5.02 of the Mortgage and Section 13(a) hereof, all provisions of this Agreement and the Mortgage relating to an
Engine or Engines being replaced shall be applicable to such Replacement Engine or Engines with the same force and effect as if such Replacement Engine or Engines were the same engine or engines as the Engine or Engines being replaced but for the Event of Loss with respect to an Engine or Engines being replaced.

Section 14.       The Administrative Agent.  (a)  Appointment, Powers and Immunities.  Each Lender hereby appoints and authorizes Landesbank Schleswig-Holstein Girozentrale ("LB Kiel") to act as its Administrative Agent hereunder and under the other Operative Documents with such powers as are specifically delegated to the Administrative
Agent by the terms of this Agreement and of the other Operative Documents, together with such other powers as are reasonably incidental thereto.  The Administrative Agent shall take all actions delegated to it hereunder as an agent solely for the benefit of the Lenders.  The Administrative Agent (which term as used in this sentence and in Section 14(c) and the first sentence of Section 14(f) hereof shall include reference to its Affiliates and its own and their Affiliates' officers, directors, employees and agents, or either of them):  (i) shall have no duties or responsibilities except those expressly set forth in this
Agreement and in the other Operative Documents, and shall not by reason of this Agreement or any other
Operative Document be a trustee for the Lenders; (ii) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any other Operative
Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Operative Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note or any other Operative Document or any other document referred to or provided for herein or therein or for any failure by the Borrower or any other Person to perform any of its obligations hereunder or thereunder; (iii) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Operative
Document; (iv) shall not be responsible to the Lenders for any action taken or omitted to be taken by it hereunder or under any other Operative Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct; and (v) may be removed from its role as Administrative Agent by the Lenders with or without cause and upon notice by Lenders to the Borrower.  The Administrative Agent shall not assign its interest to any replacement agent who is not a bank or financial institution with a net worth (or capital and surplus, as the case may be) in excess of $500,000,000 without the Borrower's prior written consent, such consent not to be unreasonably withheld.  The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

(b)      Reliance by the Administrative Agent.  The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, telecopy, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent.  As to any matters not expressly provided for herein or in any other Operative Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Majority
Lender or all of the Lenders, as the case may be, as is required in such circumstance, and such instructions of such Lender and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

(c)      Defaults.  The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default (other than the non-payment of principal of or interest on Notes) unless the Administrative Agent have received notice from the Lenders or the Borrower specifying such Default and stating that such notice is a "Notice of Default".  In the event that the Administrative Agent receives such a notice of the occurrence of a
Default, the Administrative Agent shall give prompt notice thereof to the Lenders (and shall give the
Lenders prompt notice of each such non-payment).  The Administrative Agent shall (subject to Section 16(a)
hereof) take such action with respect to such Default as shall be directed by the Majority Lenders, provided that, unless and until the Administrative Agent shall have received such directions, the
Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Lenders.

(d)      Rights as Administrative Agent.  LB Kiel (and any successor acting as Administrative Agent) and its affiliates may (without having to account therefor to the Lenders) accept deposits from, lend money to, make investments in and generally engage in any kind of loan, trust or other business with the Borrower (and any of its subsidiaries or Affiliates) as if it were not acting as the Administrative Agent, and LB Kiel and its affiliates may accept fees and other consideration from the Borrower for services in connection with this
Agreement or otherwise without having to account for the same to the Lenders.

(e)      Failure to Act.  Except for action expressly required of the Administrative Agent hereunder and under the other Operative Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive indemnification against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

(f)      Resignation or Removal of the Administrative Agent.  Subject to the appointment and acceptance of a successor Administrative Agent as provided below, and subject further to the penultimate sentence of this Section
14(f), the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower, and the Administrative Agent may be removed at any time with or without cause by the Majority Lenders.  Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor
Administrative Agent.  If no successor Administrative Agent shall have been so appointed by the Majority
Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent.
Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative
Agent, such successor Administrative Agent or shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative
Agent shall be discharged from its duties and obligations hereunder.  After any retiring Administrative
Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 14 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.  The Administrative Agent shall not assign its interest to any replacement agent who is not a bank or financial institution with a net worth (or capital and surplus, as the case may be) in excess of $500,000,000 without the Borrower's prior written consent, such consent not to be unreasonably withheld.

(g)      Consents under Operative Documents.  Except as otherwise provided in Section 16(a) hereof, the
Administrative Agent may, with the prior consent of the Majority Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Operative Documents, provided that, without the prior consent of each Lender, the Administrative Agent shall not (except as provided herein) release any collateral or otherwise terminate any Lien under any Operative Document providing for collateral security, or agree to additional obligations being secured by such collateral security (unless the Lien for such additional obligations shall be junior to the Lien in favor of the other obligations secured by such Operative Document), except that no such consent shall be required, and the Administrative Agent is hereby authorized, to release any
Lien covering property which is the subject of a disposition of property permitted hereunder or to which the Lenders have consented.

(h)      Non-Receipt of Funds by the Administrative Agent.  Unless the Administrative Agent shall have been notified by the Lenders or the Borrower (the "Payor") prior to the date on which the Payor is to make payment to the Administrative Agent of (in the case of the Lenders) the proceeds of a Loan to be made by it hereunder or
(in the case of the Borrower) a payment to the Administrative Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative
Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Administrative Agent shall be entitled to recover such amount, from the Payor, together with interest as aforesaid.

Section 15.       Investment Of Funds.  Any moneys held by the Administrative Agent as security hereunder for
Borrower's obligations shall, until paid to Borrower or otherwise applied in accordance with the terms of the
Operative Documents, be invested by the Administrative Agent as Borrower may from time-to-time direct in writing
(or orally and confirmed in writing), but subject to availability at the Administrative Agent's discretion (it being understood that absent such a direction, there shall be no obligation to invest such moneys) in
(a) obligations of, or guaranteed by, the United States Government or agencies thereof, (b) open market commercial paper of any corporation incorporated under the laws of the United States of America or any
State thereof rated at least "P-2" or its equivalent by Moody's or at least "A-2" or its equivalent by S&P,
(c) certificates of deposit issued by commercial banks organized under the laws of the United States or of any political subdivision thereof having a combined capital and surplus in excess of $750,000,000 which banks or their holding companies have a rating of A or its equivalent by Moody's or S&P; provided, however, that the aggregate amount at any one time so invested in certificates of deposit issued by any one bank shall not exceed five percent (5%) of such bank's capital and surplus, (d) Dollar denominated offshore certificates of deposit issued by, or offshore time deposits with, any commercial bank described in (c) or any subsidiary thereof, and (e) repurchase agreements with any financial institution having combined capital and surplus of at least $750,000,000 with any of the obligations described in clauses (a) through
(d) as collateral, none of which investments (but exclusive of any underlying investment that may be subject to a repo) shall have a term to maturity in excess of 30 days.  There shall be promptly remitted to
Borrower or its order (but no more frequently than monthly) any gain (including interest received) realized as a result of any such investment (net or any, fees, commissions and other expenses, if any, incurred in connection with such investment) unless a Special Default or an Event of Default shall have occurred and be continuing.  The Borrower shall be responsible for any net loss realized as a result of any such investment and shall reimburse the Administrative Agent on demand.

Section 16.       Supplements and Amendments to the Mortgage and Other Operative Documents.  (a)
Instructions of Lenders; Limitations.  (i) At any time and from time to time, at the request of the Borrower the Administrative Agent (but only on the written direction or consent of the Majority Lenders) shall execute a supplement to the Mortgage for the purpose of adding provisions to, or changing or eliminating provisions of, the
Mortgage as specified in such request, provided, however, that, without the consent of each Lender, no such amendment of or supplement to any such document, or waiver or modification of the terms of any thereof, shall
(i) modify any of the provisions of this Section 16(a) or the definitions of the terms, "Majority Lenders"
or "Operative Documents", contained herein or in any other Operative Document, (ii) increase the principal amount of any Note or reduce the amount or extend the time of payment of any amount owing or payable under any Note or (except as provided in this Agreement) increase or reduce the Break Amount or interest payable on any Note (except that only the consent of the Lender holding any Note shall be required for any decrease in any amounts of or the rate of Break Amount or interest payable on such Note or any extension for the time of payment of any amount payable under such Note), (iii) reduce, modify or amend any indemnities in favor of any Lender or in favor of or to be paid by the Borrower or alter the definition of "Indemnitee" to exclude any Lender (except as consented to by each Person adversely affected thereby), or (iv) release the
Borrower from its obligations in respect of the payment of the principal and interest then outstanding (or other amounts payable therewith) or change any of the circumstances under which Stipulated Insured Amount
(or other amounts payable therewith) are payable.  This Section 16(a) shall not apply to any mortgage or mortgages supplemental hereto permitted by, and complying with the terms of, Section 13(b).
Notwithstanding the foregoing, without the consent of each Lender, no such supplement to the Mortgage, or waiver or modification of the terms thereof or of any other agreement or document shall expressly permit the creation of any Lien on the Mortgage Estate or any part thereof, except as therein expressly permitted, or deprive any Lender of the benefit of the Lien of the Mortgage on the Mortgage Estate, except as provided in Sections 13(a) and 13(b) hereof or in connection with the exercise of remedies under Section 12 hereof.
Except as provided in this Section 16(a), the Administrative Agent shall not amend, supplement or waive any of the terms of the Mortgage or this Agreement.

(b)      Administrative Agent Protected.  If, in the opinion of the institution acting as the Administrative Agent hereunder any document required to be executed pursuant to the terms of Section 16(a) affects any right, duty, immunity or indemnity with respect to it under the Mortgage, the Administrative Agent may in its discretion decline to execute such document.

(c)      Documents Mailed to the Lenders.  Promptly after the execution by the Administrative Agent and the Lenders of any document entered into pursuant to Section 16(a), the Administrative Agent shall mail, by certified mail, postage prepaid, a conformed copy thereof to each Lender at its address shown on the Note Register, but the failure of the Borrower or the Administrative Agent, to mail such conformed copies shall not impair or affect the validity of such document.

Section 17.       Notices.  All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, or by facsimile, or by prepaid courier service, and shall be effective upon receipt.

         Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 17, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telex address or facsimile numbers) as follows:  (a) if to the Borrower or the Administrative Agent, to the
respective addresses set forth in Section 7.06 of the Mortgage, (b) if to the Lenders, to the respective addresses set forth on Schedule I hereto, or (c) if to any subsequent lender, addressed to such lender its address set forth in the Note Register maintained pursuant hereto.

         Notwithstanding anything to the contrary contained herein or in any of the Operative Documents, and for the avoidance of doubt, any notice required to be given by the Lenders hereunder or under any of the Operative Documents may also be given by the Administrative Agent on the Lenders' behalf.  The
Administrative Agent agrees to give any notice so received to the Lenders.

Section 18.       Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  (a)  This Agreement shall in all respects be governed by, and construed in accordance with, the law of the State of New York, including all matters of construction, validity and performance.

(b)      Each party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States
District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement against another party or its properties in the courts of any jurisdiction.

(c)      Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section.
Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)      Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 17. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(e)      EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY
IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE
TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO
(A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED,
EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE
FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO
THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 19.       Costs and Expenses.  The Borrower shall reimburse the Administrative Agent and the
Lenders for all reasonable out-of-pocket expenses incurred by it in connection with the negotiation and preparation of this Agreement and the other Operative Documents (including the reasonable fees and expenses of its special counsel);
provided that, if a Delivery Date fails to occur due to the fault of the Administrative Agent or any Lender
(including the failure to obtain any necessary credit approval), the Administrative Agent will be responsible for its own costs and expenses (including legal fees and expenses); which costs and expenses shall be limited, in the case of the failure of the second Delivery Date to occur, to the costs and expenses incurred solely in connection with such second Delivery Date.  The Borrower is also liable for all of its own out-of-pocket expenses incurred in connection with the negotiation, preparation and the carrying out of its obligations under this Agreement and the other Operative Documents (including the reasonable fees and expenses of all of its special counsel).

Section 20.       Section 1110 Compliance.  Notwithstanding any provision herein or elsewhere contained to the contrary, it is understood and agreed among the parties hereto that the transactions contemplated by this Credit
Agreement, and the other Operative Documents are expressly intended to be, shall be and should be construed so as to be, entitled to the full benefits of 11 U.S.C. Section 1110, as amended from time to time, and any successor provision thereto.

Section 21.       Confidentiality.  Except to the extent otherwise required by applicable law or, as required to be filed publicly with the Securities and Exchange Commission, or unless the Borrower, the Lenders and the
Administrative Agent shall otherwise consent in writing, each party to this Agreement agrees to maintain the confidentiality of this Agreement (and all drafts hereof and documents ancillary hereto) in its communications with third parties other than any Indemnified Party and not to disclose, deliver or otherwise make available to any third party (other than its directors, officers, employees, rating agencies, accountants or counsel or to bank examiners or other regulatory personnel) the original or any copy of all or any part of this Agreement (or any draft hereof and documents ancillary hereto) except to an
Indemnified Party.

         None of the Borrower, the Administrative Agent, or any of their respective Affiliates shall issue any news release or make any public announcement pertaining to the transactions contemplated by this
Agreement and the Operative Documents without the prior written consent of the other (which consent shall not be unreasonably withheld) unless such news release or public announcement is required by applicable law, in which case the parties shall consult with each other prior to the issuance of such news release or public announcement.

         Notwithstanding anything herein, there is no restriction (either express or implied) on any disclosure or dissemination of the tax structure or tax aspects of the transaction contemplated by the
Operative Documents.  Furthermore, each party hereto acknowledges that it has no proprietary rights to any tax matters or tax idea contemplated by the Operative Documents or to any element of the transaction structure contemplated by the Operative Documents.

Section 22.       Covenants of the Administrative Agent and the Lenders.  (a)  Quiet Enjoyment.
The Administrative Agent and each Lender each agrees that neither it nor any of its Affiliates, nor anyone acting on behalf of any such Person will interfere in the Borrower's quiet enjoyment of the Aircraft so long as no Event of
Default shall have occurred and be continuing.

(b)      Lender Liens.  The Administrative Agent and each Lender hereby severally covenants and agrees with each of the other parties hereto that so long as (i) it remains the Administrative Agent or a Lender, as the case may be, and (ii) the Lien of the Mortgage on the Aircraft has not been released in accordance with the terms of the
Operative Documents, it will (x) take such action as may be necessary to discharge any Lender Liens, if any, on the Aircraft attributable to it or any of its Affiliates and (y) indemnify and hold harmless the other parties hereto from and against any loss, cost or expense which may be suffered or incurred by any such Person as a result of its failure to discharge and satisfy any such Lender Lien.

(c)      Transfer Restrictions.  Each Lender covenants that (notwithstanding anything herein or in any other
Operative Document to the contrary) it will not transfer its Notes or any interest under any of the Operative
Documents unless the transferee makes the representation and warranty contained in Section 7(b).

Section 23.       Leveraged Lease Financing.  Notwithstanding any provision herein or elsewhere in the Operative Documents to the contrary notwithstanding, the Borrower may elect, prior to the borrowing for the
Aircraft contemplated by Section 2(a) hereof, to finance the Aircraft as a leveraged lease financing and the
Lenders agree to such utilization of their Commitments for such purpose, subject to the satisfaction of the following terms and conditions:

(a)      the Borrower shall provide at least 30 days' advance notice of its intention to effect such a financing, which notice shall identify the equity investor (the "Owner Participant") and owner trustee ("Lessor");

(b)      the identified Owner Participant shall have a tangible net worth of at least $50,000,000 (or have its obligations guaranteed by a parent corporation with such a tangible net worth level), shall be an active participant in the aircraft leveraged lease industry and the identity of which (as well as that of the Lessor) shall be reasonably satisfactory to the Lenders;

(c)      documentation for such transaction shall be in form and substance satisfactory to the Lenders and shall:

(i)      contain terms and conditions concerning the Borrower and the Aircraft no less favorable to the Lenders than those binding on the Borrower contained in the Operative Documents; and

(ii)     contain debt/equity provisions as are consistent with market practice and reasonably satisfactory to the
         Lenders, but shall not, without the consent of the Lenders, contain any swap breakage cap or other limitation relating to any swap hedging transaction or the ability of the Lenders to recover any swap hedging transaction or the ability of the Lenders to recover any swap breakage losses ahead of recoveries by the Owner Participant of its investment;

(d)      the economic substance (e.g., loan amount, interest rate, payment periodicity, maturity date, amortization profile and LIBOR) of the leveraged lease debt funded by the Lenders shall be the same as that evidenced by the Notes under the Mortgage; provided that

(i)      the level of indebtedness may be reduced in part; and

(ii)     the amortization profile on the leveraged lease debt may be based on an optimized leveraged lease basis so long as (x) the final maturity is no later than 12 years following the Delivery Date, (y) the average life of such debt does not exceed 8 years (computed as of the Delivery Date) and (z) such amortization profile shall otherwise be mutually agreed by the Borrower and the Lenders on a good faith basis; and

(e)      the Borrower shall pay to the Lenders (i) the reasonable fees and expenses of their special counsel in connection with the negotiation, drafting (by such special counsel of the related indenture), execution and delivery of the documentation utilized to effect such leveraged lease and (ii) any reasonable out-of-pocket
(including travel) costs and expenses of the Administrative Agent as a single representative for all of the Lenders incurred in connection with the leveraged lease.

Section 24.       Miscellaneous.  (a)  The representations, warranties, indemnities and agreements of the
Borrower, the Administrative Agent and the Lenders and each party's obligations under any and all thereof, shall survive the expiration or other termination of this Agreement or any other Operative Document, except as expressly provided herein or therein.

(b)      This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified, except by an instrument in writing signed by the party or parties thereto.

(c)      (i)               This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns.

(ii)     The Borrower may not assign any of its rights or obligations under this Agreement or the other Operative
         Documents except to the extent expressly provided thereby.

(iii)    Subject to the provisions of clause (iv) below, any Lender may assign its Notes, in whole or in part, as provided hereunder and in Section 10(c) hereof, to any Person (including an Affiliate, another lender or other third party) which assignment shall be effected pursuant to an agreement substantially in the form of Exhibit B hereto.  In addition, any Lender may, with the prior written consent of the Borrower, assign, in whole or in part, its Commitment in respect of the Aircraft to any other Person capable of meeting its funding obligation in respect of the assigned Commitment, which assignment shall be effected pursuant to an agreement substantially in the form of Exhibit B hereto, appropriately modified to relate to the assignment of a Commitment.  Effective upon the assignment of any
         Commitment in accordance with this Section 24(c), such Lender shall be relieved of its obligations in respect of such Commitment to the extent the assignee thereof shall have become obligated in respect thereof.

(iv)     Any assignment or transfer by such Lender hereunder shall be subject to the following conditions:

(A)      The transferring Lender shall have first obtained the prior written consent of the Borrower, which consent shall not be unreasonably withheld (provided that no such consent shall be required if an Event of
                  Default has occurred and is continuing), unless the proposed transferee is a Permitted
                  Transferee in which case no such consent of the Borrower shall be required;

(B)      The transferring Lender shall send the Borrower a written notice of such proposed transfer, setting forth the name and address of the proposed transferee, the amount of the transferring Lender's Notes proposed to be transferred and the proposed date on which such transfer will occur.
                  Other than in respect of a transfer to a Permitted Transferee, Borrower will then have three (3) Business Days to request such additional information as it may reasonably require regarding such proposed transferee, or, if no such additional information is requested and such proposed transfer satisfies the other requirements of this
                  Section 24(c), the Borrower shall be deemed to have consented to such proposed transfer.
                  In the event that the Borrower requests additional information, it shall have three (3)
                  Business Days from the time such additional information is provided to reject such proposed transfer, failing which, subject to satisfaction of the other requirements of this Section 24(c), the Borrower shall be deemed to have given its consent;

(C)      as a result of any assignment or transfer, there shall be no more than three (3) lenders in the aggregate;

(D)      no such assignment or transfer shall be in an amount less than $5,000,000;

(E)      so long as no Event of Default shall have occurred or be continuing, no assignment or transfer shall, at the time of such assignment or transfer, increase the obligations (including, without limitation, in respect of withholding taxes or increased costs) of the Borrower under this Agreement or the Mortgage; and

(F)      except as otherwise set forth herein, no participant in any Loan assigned or transferred hereunder shall have any rights directly against the Borrower.

                  In the event a Lender, in accordance with this Section 24(c), assigns its interest in any
Loan, together with its interest herein and in the other Operative Documents, in each case to the extent relating to such Loan, then all references to "the Lender" hereunder shall mean and refer to such assignee to the extent of such assignment, and any subsequent assignment by such assignee shall have a corresponding effect.

                  Subject always to the foregoing, this Agreement inures to the benefit of, and is binding upon, the successors and assigns of the parties hereto.

(v)      Notwithstanding the foregoing, the Administrative Agent may not assign or transfer its rights or obligations hereunder or under the other Operative Documents without the prior written consent of the
         Lenders, such consent not to be unreasonably withheld.

(vi)     All costs and expenses in connection with any assignment or transfer permitted by this Section 24(c)
         (including any legal fees of counsel to the parties to the Operative Documents) shall be borne by the relevant transferring/assigning lender, except in the case of an assignment or transfer that is effected at the request of the Borrower or if an Event of Default shall have occurred and be continuing, in which case such costs and expenses (including reasonable legal fees) shall be borne by the Borrower.

(d)      No Lender shall have any obligation or duty to the Borrower, or to other Persons with respect to the transactions contemplated hereby except those obligations or duties of such Lender expressly set forth in this Agreement and the other Operative Documents, and no Lender shall be liable for performance by any other party hereto of such other party's obligations or duties hereunder.  Without limitation of the generality of the foregoing, under no circumstances whatsoever shall any Lender be liable to the Borrower for any action or inaction on the part of the Administrative Agent in connection with the transactions contemplated herein, whether or not such action or inaction is caused by willful misconduct or gross negligence of the
Administrative Agent.

Section 25.       Terms of Fixed Rate Setting.  (a)  The Lenders, at the Borrower's direction, shall cause the Applicable Rate for the Loan to be a fixed rate effective for the period commencing on a date selected by Borrower during the term of the Notes (the "Swap Effective Date") and ending on the final scheduled maturity date of the Notes issued in respect of the Loan (the "Swap Period"); provided that if the proposed Swap Effective
Date is not an Interest Payment Date, the Borrower shall be liable for any LIBOR Break Amount.

(b)      If the Borrower desires the Applicable Rate to become a Fixed Rate, it shall give the Lenders at least five Business Days' advance notice of such intention. By 9:30 a.m. (New York City time) on the date three Business
Days prior to the Swap Effective Date, each Lender shall quote to the Borrower the fixed rate of interest at which such Lender would be willing to lend to the Borrower.  No later than two minutes after receipt of such quotation, the Borrower shall inform each Lender whether it accepts or rejects such fixed rate quotation.
If such fixed rate quotation is accepted, such quoted fixed rate (the "Fixed Rate") shall be the Applicable
Rate hereunder. Each Lender agrees to provide its quotation of a Fixed Rate in accordance with market practice based upon the Notional Swap Transaction and as though such Lender were the floating rate payor thereunder.

(c)      In the event the Applicable Rate is the Fixed Rate, on the date of (i) any prepayment of the Notes pursuant to the Mortgage or this Agreement (ii) any acceleration of the Notes pursuant to the Mortgage or this
Agreement, each Lender will provide a quotation of the Swap Break Amount, as it reasonably determines in good faith in accordance with the definition thereof, representing the termination value of the Notional Swap
Transaction  by 12:00 noon New York City time on such date (the "Termination Date").

(d)      Each Lender agrees that, so long as no Special Default or Event of Default shall have occurred and be continuing, it shall promptly pay to the Borrower at such account as the Borrower may specify any Swap Breakage
Gain in respect of the Notes, except that it may first deduct therefrom any amounts then due to it (or, if acting as a swap agent, any Lender) under the Operative Documents and apply any amount so retained to the satisfaction thereof.  At such time as there shall not be continuing any such Special Default or Event of Default, such amount shall be paid to the Borrower.

(e)      Upon the request of the Borrower, each Lender shall provide to the Borrower a good faith estimate of the
Swap Breakage Loss or Swap Breakage Gain, as the case may be, related to the Notes, in connection with the occurrence, or anticipated occurrence, of any event contemplated by the Operative Documents that might give rise to an obligation to pay Swap Breakage Loss or Swap Breakage Gain.

(f)      Upon determination by a Lender of any Swap Breakage Loss or Swap Breakage Gain payable to or by it, as the case may be, such Lender will provide to the Borrower a certificate, certifying such Swap Breakage Loss or Swap
Breakage Gain, which certified amount shall be conclusive absent manifest error.  Any Swap Breakage Loss or Swap
Breakage Gain payable pursuant to the terms of the Operative Documents shall be payable in Dollars.

(g)      Each Lender agrees to provide its quotation of Swap Break Amount based upon the Notional Swap Transaction and as though such Lender were the floating rate payor thereunder.

(h)      References in this Section 25 to any Lender shall, to the extent appropriate, mean such Lender in its own right or acting through a swap agent.

                                          [signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                                           FRONTIER AIRLINES, INC.,
                                                           Borrower

                                                           By:_______________________________
                                                                Name:
                                                                Title:

                                                           LANDESBANK SCHLESWIG-HOLSTEIN
                                                           GIROZENTRALE,
                                                           Administrative Agent

                                                           By:_______________________________
                                                                Name:
                                                                Title:

                                                           By:_______________________________
                                                                Name:
                                                                Title:

                                                           LENDERS:

                                                           LANDESBANK SCHLESWIG-HOLSTEIN
                                                           GIROZENTRALE

                                                           By:_______________________________
                                                                Name:
                                                                Title:

                                                           By:_______________________________
                                                                Name:
                                                                Title:

                                                           COMMERZBANK INTERNATIONAL
                                                           S.A., LUXEMBOURG

                                                           By:_______________________________
                                                                Name:
                                                                Title:

                                                           By:_______________________________
                                                                Name:
                                                                Title:

                                                                                [Credit Agreement [Frontier/2002-A]]
                                                      SCHEDULE I

                                             Notice & Account Information

Lenders

Notice to:

Landesbank Schleswig-Holstein Girozentrale
Martensdamm 6,
D-24103 Kiel
Germany
Attention: Transportation Finance

Telephone: (49 431) 900 2979
Telecopier: (49 431) 900-1542

Payment Instructions

Bank Name: JP Morgan Chase Bank, New York
Acct. No.: *
ABA No.: *
SWIFT No.: *
Reference: 201, Frontier A319 No. 1

Commerzbank International S.A., Luxembourg
11, rue Notre-Dame
L-2013 Luxembourg
Attention: Edgar Geister, Credit Department

Telephone:  (352) 477-911-268
Telecopier:  (352) 477-911-386

Payment Instructions

Bank Name: Commerzbank AG New York
SWIFT Code: *
Account Name: Commerzbank AG, Frankfurt
SWIFT Code: *
In favor of: Commerzbank International S.A.
SWIFT Code: *
Account No.: *
Reference: Frontier Airlines

                                                                                [Credit Agreement [Frontier/2002-A]]

                                                      SCHEDULE II

                                          Participation in Original Amount

                                  [All amounts are expressed in millions of U.S. Dollars]

                                     % of
  Lender                        Original Amount              Commitment

Landesbank Schleswig-
Holstein Girozentrale                 *%                         $*

Commerzbank
International S.A.,
Luxembourg                            *%                         $*

                                                                                [Credit Agreement [Frontier/2002-A]]
                                                       EXHIBIT A

                                                FORM OF BORROWING NOTICE

                                                    [LETTERHEAD OF BORROWER]

                                                                  _____________________, 2002

Landesbank Schleswig-Holstein Girozentrale

Ladies and Gentlemen:

         We refer to the Credit Agreement [Frontier/2002-A], dated as of June 26, 2002 (the "Credit
Agreement", which term, if such agreement shall not have been executed and delivered by the parties thereto prior to the date hereof, shall mean the most recently circulated draft thereof), among Frontier Airlines,
Inc., as borrower (the "Borrower"), the lenders that are party thereto identified under the caption
"Lenders" on the signature pages thereto or that, pursuant to Section 24(c) thereof, shall become a "Lender"
thereunder (individually, a "Lender" and, collectively, the "Lenders") and Landesbank Schleswig-Holstein
Girozentrale, as Administrative Agent on behalf of the Lenders.  Capitalized terms used but not defined in this Borrowing Notice shall have the meaning given such terms (whether by reference to another document or otherwise) in the Credit Agreement.

         In accordance with Section 2 of the Credit Agreement, Borrower hereby requests that a Loan be advanced by the Lenders on __________________ (the "Closing Date").  The Borrower elects Option [A/B].  The
Borrower advises that the Loan will initially bear interest at a [floating rate/fixed rate].  The Lenders are directed to pay $__________ of the proceeds of the Commitment by wire transfer to the following account:

                                               Credit Lyonnais
                                                New York, NY
                                                  ABA #: *
                                                Account #: *
                                         Attention: William McIlwain
                                        Reference: Frontier MSN 1761

         Borrower agrees that it shall not postpone the Closing Date except as expressly agreed between the parties in writing.  In the event of a postponement of the Closing Date or other reduction or modification or termination of the related Loan, Borrower shall compensate Lenders upon written request by Lenders for all losses, damages, liabilities and reasonable expenses (including any losses and expenses incurred on account of funds borrowed, contracted for or utilized for purposes relating to the Loan or in connection with the re-employment or reinvestment of such funds or an interruption of the use of such funds and including interest or other such costs on funds borrowed until such funds are returned to their funding source) that Lenders sustain as a result of (a) the failure of Borrower to borrow any part of the
Commitment of the Lenders, (b) the repayment or voluntary prepayment of any portion of the Loan, (c) the failure of Borrower to prepay the Loan on a prepayment date, (d) the repayment or prepayment of any portion of the Loan as a result of the exercise by the Administrative Agent or any Lender of its remedies following the occurrence of an Event of Default, or (e) the repayment or prepayment of any portion of the Loan.
Compensation to the Lenders under this Borrowing Notice shall include interest at the Applicable Rate on each Lender's Commitment from the Closing Date and any Break Amounts and Additional Costs or and other amounts (other than interest) payable by each Lender to providers of funds obtained by each Lender in order to make its Commitment, and costs incurred by each Lender in redeploying funds that were to be used by it to make its Commitment.

                                                              Very truly yours,

                                                           FRONTIER AIRLINES, INC.

                                                           By:_______________________________
                                                                Name:
                                                                Title

                                                                                [Credit Agreement [Frontier/2002-A]]
                                                       EXHIBIT B

                                             FORM OF ASSIGNMENT AGREEMENT

         ASSIGNMENT AGREEMENT [Frontier/2002-A] dated as of __________ __, ____ between
________________________________ (the "Assignee") and _____________________________ (the "Assignor").

                                                  RECITALS

         WHEREAS, the Assignor is the holder of the Note No. ____ dated __________ __, ____ (the
"Assignor's Note") issued under the Credit Agreement [Frontier/2002-A] dated as of June 26, 2002 (the
"Credit Agreement"), between Frontier Airlines, Inc., as Borrower, the lenders that are party thereto identified under the caption "Lenders" on the signature pages thereto or that, pursuant to Section 24(c)
thereof, shall become a "Lender" thereunder (individually, a "Lender" and, collectively, the "Lenders") and
Landesbank Schleswig-Holstein Girozentrale, as Administrative Agent;

         WHEREAS, the Assignor proposes to assign to the Assignee $____________ of the $_____________
Assignor's Note and a pro rata portion of all of the rights and obligations of the Assignor under the
Credit Agreement and the other Operative Documents (as defined below) in respect thereof, on the terms and subject to the conditions set forth herein, and the Assignee proposes to accept the assignment of such rights and obligations from the Assignor on such terms and subject to such conditions;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         Section 1.  Definitions.  Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

         Section 2.  Assignment.  On __________ __, ____ (the "Effective Date"), and on the terms and subject to the conditions set forth herein, the Assignor will sell, assign and transfer to the Assignee, without recourse to or representation, express or implied, by the Assignor (except as expressly set forth in Section 5 hereof), a $___________ portion of the Assignor's Note and a pro rata portion of the rights and obligations of the Assignor under the Credit Agreement and the other Operative Documents in respect thereof (but not with respect to any indemnity or other claim, interest thereon at the Past Due Rate and
Break Amounts, if any, accrued and unpaid as of the Effective Date or thereafter payable to the Assignor in respect of the period prior to the Effective Date), and the Assignee shall accept such assignment from the
Assignor and assume all of the obligations of the Assignor accruing from and after the Effective Date under the Credit Agreement and the other Operative Documents relating to the Assignor's Note on such terms and subject to such conditions.  Upon the satisfaction of the conditions set forth in Section 4 hereof, (A) the
Assignee shall, on the Effective Date, succeed to the rights and be obligated to perform the obligations of a Lender under the Credit Agreement and the other Operative Documents, and (B) the Assignor shall be released from its obligations under the Credit Agreement and the other Operative Documents accrued from and after the Effective Date, in each case to the extent such obligations have been assumed by the Assignee.

         Section 3.  Payments.  As consideration for the sale, assignment and transfer contemplated in
Section 2 hereof, the Assignee shall pay to the Assignor, on the Effective Date, in lawful currency of the
United States and in immediately available funds, to the account specified below its signature on the signature pages hereof, an amount equal to $_______________.

         Section 4.  Conditions.  This Assignment Agreement shall be effective upon the due execution and delivery of this Assignment Agreement by the Assignor and the Assignee and the effectiveness of the assignment contemplated by Section 2 hereof is subject to (a) the receipt by the Assignor of the payment provided for in Section 3 hereof [and the receipt by the Assignee of an up-front fee in the amount of
$_______] and (b) the delivery to the Administrative Agent of the Assignor's Note, duly endorsed for
[partial] transfer to the Assignee, together with a request in the form attached hereto as Exhibit A that a new Note be issued to the Assignee and Assignor.

         Section 5.  Representations and Warranties of the Assignor.  The Assignor represents and warrants as follows:  (a) the Assignor has full power and authority, and has taken all action necessary to execute and deliver this Assignment Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement, and no governmental authorizations or other authorizations are required in connection therewith, (b) the Assignor's interest in the Assignor's
Note is free and clear of any and all Liens created by or through the Assignor, (c) this Assignment
Agreement constitutes the legal, valid and binding obligation of the Assignor, enforceable against the
Assignor in accordance with its terms, and (d) the Assignor has received no written notice of any Default having occurred and continuing on the date of execution hereof.

         Section 6.  Representations and Warranties of the Assignee.  The Assignee hereby represents and warrants to the Assignor that (a) the Assignee has full power and authority, and has taken all action necessary to execute and deliver this Assignment Agreement and any and all other documents required or permitted to be executed or delivered by it in connection with this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement, and no governmental authorizations or other authorizations are required in connection therewith, (b) this
Assignment Agreement constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms, and (c) the Assignee has fully reviewed the terms of the
Operative Documents and has independently and without reliance upon the Assignor and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Assignment Agreement.

         Section 7.  Further Assurances.  The Assignor and the Assignee hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment Agreement.

         Section 8.  Governing Law.  This Assignment Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

         Section 9.  Notices.  All communications between the parties or notices in connection herewith shall be in writing, hand-delivered or sent by ordinary mail, telex or facsimile transmitter, addressed as set forth on the signature pages hereof.  All such communications and notices shall be effective upon receipt.

         Section 10.  Binding Effect.  This Assignment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 11.  Interpretation.  The headings of the various sections hereof are for convenience of reference only and shall not affect the meaning or construction of any provision hereof.

         Section 12.  Integration of Terms.  This Assignment Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and other writings with respect to the subject matter hereof.

         Section 13.  Counterparts.  This Assignment Agreement may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument.

                                                                                [Credit Agreement [Frontier/2002-A]]

         IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                                           [ASSIGNEE]

                                                           By:_______________________________
                                                           Name:
                                                           Title:

                                                           Address for Notices:

                                                           Wire Instructions:

                                                           [ASSIGNOR]

                                                           By:_______________________________
                                                           Name:
                                                           Title:

                                                           Address for Notices:

                                                           Wire Instructions:

                                                                                Exhibit A
                                                                                to Assignment Agreement

                                      Request for Note and Registration

                                                                  --------- --, ----

To:      Landesbank Schleswig-Holstein Girozentrale,
         as Administrative Agent

Ladies and Gentlemen:

         We refer to the assignment by ____________________________ (the "Assignor"), of certain of its rights and obligations with respect to Note No. ______ in the principal amount of $____________ (the
"Assignor's Note") to ___________________________ (the "Assignee"), pursuant to an Assignment Agreement
[Frontier/2002-A] dated as of _______ __, ____ between the Assignor and the Assignee. Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in such Assignment Agreement.  The
Assignor hereby delivers the Assignor's Note to Landesbank Schleswig-Holstein Girozentrale, in its capacity as Administrative Agent.  The Assignor requests Borrower to issue to (i) the Assignee a new Note (the "New
Note") in the principal amount of $____________ and (ii) to the Assignor a new Note (the "Assignor's New
Note") in the principal amount of $______________, each, with a [Delivery Date] issue date.

         The Administrative Agent is hereby instructed to pay all interest on the portion of the Assignor's
Note being assigned hereunder accrued through the date hereof directly to Assignor on the Interest Payment
Date such interest is payable and paid.

         The Assignor requests the Administrative Agent to deliver the New Note to the Assignee at its address set forth below and to deliver the Assignor's New Note to the undersigned.

                                                           Very truly yours,

                                                           [ASSIGNOR]

                                                           By:_______________________________
                                                           Name:
                                                           Title:

                                                           [ASSIGNEE]

                                                           By:_______________________________
                                                           Name
                                                           Title:

                                                           Address for Notices:

                                                           Wire Instructions
Accepted and Agreed

LANDESBANK SCHLESWIG-HOLSTEIN
GIROZENTRALE,
as Administrative Agent

By:______________________________
Name:
Title:

                                                                                [Credit Agreement [Frontier/2002-A]]
                                                       EXHIBIT C

                                     Terms of Notional Swap Transaction

          (capitalized terms used herein without definition shall have the meanings assigned thereto in the
                          Definitions (as defined in the definition of Swap Form))

                  Trade Date:                      __________ __, ____1

                  Effective Date:                  __________ __, ____2

                  Termination Date:                __________ __, 2___3, subject to
                                                   adjustment in accordance with the
                                                   Modified Following Business Day
                                                   Convention.

                  Notional Amount:                 The Notional Amount in effect for a
                                                   Calculation Period shall be the
                                                   amount set forth in Schedule I
                                                   attached hereto opposite the
                                                   applicable date beginning such
                                                   Calculation Period; provided,
                                                   however, that such dates are subject
                                                   to adjustment in accordance with the
                                                   Modified Following Business Day
                                                   Convention only with respect to
                                                   determining the Floating Payments.
                  Fixed Payments

                  Fixed Rate Payer                 Party B. [Lender]

                  Fixed Rate
                  Payment Dates:                   The __ of every _________,
                                                   __________, ____________ and
                                                   ________4, beginning __________ __,
                                                   ____5 and ending on the Termination
                                                   Date, payable in arrears, subject to
                                                   adjustment in accordance with the
                                                   Modified Following Business Day
                                                   Convention.

                  Fixed Rate
                  Period End
                  Dates:                           The __ of every __________,
                                                   ___________, ___________ and
                                                   ________6, beginning __________ __,
                                                   ____7 and ending on the Termination
                                                   Date (no adjustment of Period End
                                                   Dates).

                  Fixed Rate:                      _____%.8

                  Fixed Rate
                  Day Count
                  Fraction:                        30/360.

                  Compounding:                     Inapplicable.

                  Floating Payments

                  Floating
                  Rate Payer:                      Party A. [Lender or Swap Agent]

                  Floating Rate
                  Payment Dates:                   The ___ of every __________,
                                                    _________, __________ and _________9,
                                                   beginning __________ __, ____10 and
                                                   ending on the Termination Date,
                                                   payable in arrears, subject to
                                                   adjustment in accordance with the
                                                   Modified Following Business Day
                                                   Convention.

                  Floating Rate
                  Option:                          USD - LIBOR - BBA (except for first
                                                 Calculation Period).

                  Floating Rate for
                  first Calculation
                  Period:                          ___%11 (exclusive of Spread)

                  Spread:                          [1.65%][1.70%] - Option A/B

                  Designated                       [Except for first Calculation Period,
                  Maturity:                        three months for each Calculation
                                                   Period.]

                  Floating Rate                    Actual/360.
                  Day Count
                  Fraction:

                  Floating Rate                    Each Floating Rate Payment Date, exclusive
                  Reset Dates:                     of the last Floating Rate Payment Date.

                  Compounding:                     Inapplicable.

                  Business Day for                 London
                  Rate Setting:

                  Business Day for                 New York, Denver and London
                  Payments:

                                                                                [Credit Agreement [Frontier/2002-A]]

                                                 SCHEDULE I

                                                   TO THE

                                  CONFIRMATION OF THE RATE SWAP TRANSACTION

                                          DATED __________ __, ____

                     DATE12                                                NOTIONAL AMOUNT13